As filed with the Securities and Exchange Commission on July 28, 2022

Investment Company Act File No. 811-05620

Securities Act File No. 333-263245

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-effective Amendment No. 1

☐	Post-Effective Amendment No.

and/or

☐	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 17

VIRTUS TOTAL RETURN FUND INC.

(Exact name of Registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:

(866) 270-7788

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and Address of Agent for Service)

With Copies to:

David C. Mahaffey, Esquire

Sullivan & Worcester LLP

1666 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

VIRTUS TOTAL RETURN FUND INC.

FORM N-2

CROSS REFERENCE SHEET

Pursuant to Rule 495(a)

Item Number	Form N-2	Location in Prospectus

Part A
1.	Outside Front Cover	Outside Front Cover Page of Prospectus

2.	Cover Pages; Other Offering Information	Outside Front Cover of Prospectus

3.	Fee Table and Synopsis	Fund Expenses

4.	Financial Highlights	Financial Highlights

5.	Plan of Distribution	The Offer

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	The Offer; Use of Proceeds

8.	General Description of the Registrant	The Fund; Market Price and Net Asset Value Information; Investment Objective and Policies; Risk Factors and Special Considerations

9.	Management	Management of the Fund; Custodian, Dividend Paying Agent, Transfer Agent and Registrar

10.	Capital Stock, Long-Term Debt, and Other Securities	Distributions; Automatic Reinvestment and Cash Purchase Plan; Taxation; Description of Common Stock

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Legal Matters

13.	Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information

Part B
14.	Cover Page	Cover Page

15.	Table of Contents	Table of Contents

16.	General Information and History	General Information and History; The Fund (in Part A)

17.	Investment Objectives and Policies	Investment Objective and Policies; Investment Restrictions

18.	Management	Management

19.	Control Persons and Principal Holders of Securities	Principal Shareholders

20.	Investment Advisory and Other Services	Management of the Fund (in Part A); Custodian, Dividend Paying Agent, Transfer Agent and Registrar (in Part A)

21.	Portfolio Managers	Management of the Fund (in Part A); Portfolio Managers

22.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

23.	Tax Status	Taxation

24.	Financial Statements	Financial Statements

Part C

25.	Financial Statements and Exhibits	Financial Statements and Exhibits

26.	Marketing Arrangements	Not Applicable

27.	Other Expenses of Issuance and Distribution	Other Expenses of Issuance and Distribution

28.	Persons Controlled by or Under Common Control	Persons Controlled by or Under Common Control with Registrant

29.	Number of Holders of Securities	Number of Holders of Securities as of 2022

30.	Indemnification	Indemnification

31.	Business and Other Connections of Investment Adviser	Business and Other Connections of Investment Adviser and Subadviser

32.	Location of Accounts and Records	Location of Accounts and Records

33.	Management Services	Not Applicable

34.	Undertakings	Undertakings

Subject to Completion, Dated July 28, 2022

VIRTUS TOTAL RETURN FUND INC.

PROSPECTUS

16,500,000 SHARES OF COMMON STOCK

ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE

RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

Virtus Total Return Fund Inc. (the “Fund”) is issuing non-transferable rights (“Rights”) to its shareholders of record as of the close of business on August 9, 2022 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for up to an aggregate of 16,500,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Shareholders of record will receive one Right for each outstanding Fund share owned on the Record Date. The Rights entitle the holders to purchase one share of Common Stock for every three Rights held, and shareholders of record who fully exercise their Rights will be entitled to subscribe for additional shares of Common Stock pursuant to an over-subscription privilege described in this Prospectus. Pursuant to the over-subscription privilege, the Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the shares, or up to an additional 4,125,000 shares of Common Stock, for an aggregate total of 20,625,000 shares. Fractional shares will not be issued upon the exercise of Rights. The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (“NYSE”) or any other exchange. See “The Offer.” THE SUBSCRIPTION PRICE PER SHARE (THE “SUBSCRIPTION PRICE”) WILL BE EQUAL TO 95% OF THE LOWER OF THE NET ASSET VALUE PER SHARE OF THE FUND’S COMMON STOCK (“NAV”) AT THE CLOSE OF BUSINESS ON _____, 2022 (THE “PRICING DATE”) OR THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND’S COMMON STOCK ON THE NYSE ON THE PRICING DATE AND THE FOUR PRECEDING BUSINESS DAYS.

THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____, 2022 UNLESS EXTENDED AS DESCRIBED HEREIN (THE “EXPIRATION DATE”).

The Fund announced the Offer on ______, 2022. The Fund’s Common Stock trades on the NYSE under the symbol “ZTR.” Shares issued upon the exercise of Rights and the over-subscription privilege will be listed for trading on the NYSE, subject to notice of issuance. The net asset value per share of the Fund’s Common Stock at the close of business on _______, 2022 and ______, 2022, the Record Date, was $______ and $______, respectively, and the last reported sales price of a share of the Fund’s Common Stock on the NYSE on those dates was $____ and $______, respectively.

The Fund is a diversified, closed-end management investment company. Its investment objective is capital appreciation, with current income a secondary objective. The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets. The Fund anticipates that the net proceeds of the Offer will be allocated wholly to the infrastructure sleeve and as a result the allocation to the equity portion will increase.

The Fund's investment adviser, Virtus Investment Advisers, Inc. (“VIA” or the “Investment Adviser”), is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a NASDAQ listed company. The Investment Adviser has provided investment advisory services to the Fund since August 2016. Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio; and Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VIA and also an indirect, wholly-owned subsidiary of Virtus, operating through its division Newfleet Asset Management (“Newfleet” and together with DPIM, the “Subadvisers”), is the subadviser of the fixed income portion of the Fund’s portfolio. While the Subadvisers seek to reduce the risks associated with investing in debt and equity securities, such risks cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objectives will be realized. The Fund’s administrator is Virtus Fund Services, LLC (the “Administrator”). The Fund’s Investment Adviser, Subadvisers and Administrator will benefit from the Offer. See “Management of the Fund.”

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTING IN THE FUND’S COMMON SHARES INVOLVES RISKS. SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” FOR FACTORS THAT SHOULD BE CONSIDERED BEFORE INVESTING IN THE COMMON SHARES OF THE FUND.

	Estimated Price to Public (1)	Sales Load	Estimated Proceeds to Registrant (2) (3)
Per Share		N/A
Total Maximum (4)		N/A

The date of this Prospectus is _____, 2022.

Upon the completion of the Offer, shareholders of record who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price will be less than the net asset value per share as of the Pricing Date, the Offer will result in an immediate dilution of the net asset value per share for all shareholders. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known how many shares will be subscribed for, what the net asset value or market price of the Common Stock will be on the Pricing Date or what the Subscription Price will be, such dilution could be minimal or substantial. Any such dilution will disproportionately affect non-exercising shareholders. See “The Offer” and “Risk Factors and Special Considerations.” Except as described in this Prospectus, shareholders of record will have no right to rescind their subscriptions after receipt of their payment for shares by the Subscription Agent.

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information, dated ____, 2022 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety into this Prospectus. The Table of Contents of the SAI appears on page 53 of this Prospectus.

Shareholders may obtain a copy, free of charge, of the SAI and the Fund’s annual and semi-annual report to shareholders, or request other information about the Fund, from, and should direct all questions and inquiries relating to the Offer to, the Fund’s Information Agent, Georgeson LLC. Banks and Brokers and all other shareholders should call 866-431-2108. The Fund makes available, free of charge, the SAI and the Fund’s annual and semi-annual report to shareholders at http://www.virtus.com/ZTR. The address of the Fund is 101 Munson Street, Greenfield, MA 01301-9683 and its telephone number is (866) 270-7788. The Commission maintains a website (http://www.sec.gov) that contains the SAI and other information regarding the Fund.

(1)	Estimated, equal to 95% of the lower of the NAV at the close of business on ______, 2022 or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on ______, 2022 and the four preceding business days.

(2)	Before deduction of offering expenses incurred by the Fund, estimated at approximately $725,000.

(3)	The funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account pending proration and distribution of the shares.

(4)	Assumes all 16,500,000 shares are purchased at the estimated Subscription Price. Pursuant to the over-subscription privilege, the Fund may, at the discretion of the Board of Directors, increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25%, the Total Maximum Estimated Subscription Price and Estimated Proceeds to the Fund will be $ and $ , respectively. The offering expenses in connection with this offering will be charged against paid-in capital of the Fund.

Certain numbers in this Prospectus have been rounded for ease of presentation and, as a result, may not total precisely. All dollar figures are rounded to the nearest dollar and all percentages are rounded to the nearest hundredth of one percent.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. The information in this Prospectus assumes the Offer is fully subscribed, unless otherwise indicated that it assumes oversubscription.

The Fund

Virtus Total Return Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations in September 1988. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries, including in emerging markets. The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets. The Fund maintains credit agreements with banks through which it may borrow money to leverage shareholders’ investment.

Subject to the supervision of VIA, DPIM manages the equity portion, and Newfleet manages the fixed income portion of the Fund’s assets. VIA monitors the allocation to the Subadvisers on an ongoing basis, and may rebalance the Fund’s assets periodically in its discretion.

The infrastructure companies in which DPIM may typically invest are issuers involved to a significant extent in providing energy, utility, transportation, communication and other essential services to society. The Fund may invest in issuers of any capitalization. These essential services include (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of these activities. Infrastructure owners/operators offer revenues with low variability; stable and predictable cash flows; an ability to distribute relatively high dividends; and many have inflation-linked revenues via long-term lease contracts. Infrastructure owners/operators exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth; and are defensive in nature.

Newfleet’s objective to generate high current income and total return is accomplished by applying extensive credit research and a time-tested approach to capitalize on opportunities across sectors of the bond market that it believes are undervalued. The fund may invest in senior floating rate loans, including both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. Newfleet seeks diversification in the fixed income portion of the Fund among the Utilities and Industrials sectors in a manner that Newfleet believes may potentially increase return while simultaneously managing risk. The fixed income portion of the Fund may be invested without limitation in below investment grade securities, also known as junk bonds, and pass-through securities, including those issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. A team of investment professionals provides significant research depth across different bond market sectors. Under normal circumstances, the Fund’s average duration is maintained at a level similar to the Bloomberg U.S. Aggregate Bond Index. The Fund manages duration utilizing a duration neutral strategy, but generally remains within a range of +/- 3 years. As of May 31, 2022, the effective duration of the Bloomberg U.S. Aggregate Bond Index was 6.51 years; the effective duration of the Fund was 3.60 years.

VIA is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a NASDAQ listed company. VIA has provided investment advisory services to the Fund since 2016. DPIM, also an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio; and VFIA, also an indirect, wholly-owned subsidiary of Virtus, operating through its division Newfleet, is the subadviser of the fixed income portion of the Fund’s portfolio. While the Subadvisers seek to reduce the risks associated with investing in debt and equity securities, the risk of investment in debt and equity securities cannot be eliminated. See “Investment Objective and Policies.” No assurance can be given that the Fund’s investment objective will be realized.

The Fund’s outstanding common stock, par value $0.001 per share (the “Common Stock”) is listed and traded on the NYSE. The average weekly trading volume of the Common Stock on the NYSE during the year ended December 31, 2021 was 719,725 shares and was ________ shares as of             , 2022. As of December 31, 2021, the net assets of the Fund were $451,276,809.

Virtus Fund Services, LLC (the “Administrator”) serves as the Fund’s administrator and receives from the Fund an administrative fee computed at the annual rate of 0.10% of the Fund’s average daily Managed Assets. The Fund pays the Investment Adviser a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage). See “Management of the Fund.”

Terms of the Offer

The Fund is issuing to its shareholders of record (“Record Date Shareholders”) as of the close of business on August 9, 2022 (the “Record Date”) non-transferable rights (the “Rights”) to subscribe for up to an aggregate of 16,500,000 shares of Common Stock (the “Shares”) of the Fund. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 4,125,000 Shares of Common Stock, for an aggregate total of 20,625,000 Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (the “Offer”). Fractional Shares will not be issued upon the exercise of Rights. If a Record Date Shareholder’s total ownership is fewer than three shares, such shareholder may subscribe for one Share.

Rights may be exercised at any time during the Subscription Period, which commences on              , 2022 and ends at 5:00 p.m., New York City time, on             , 2022, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than             , 2022 (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”). Brokers, banks and trust companies may apply an earlier cutoff time, so shareholders that hold their shares through such agents should contact their agents about the applicable end of the offering period. A Record Date Shareholder’s right to acquire during the Subscription Period at the Subscription Price (as described below) one additional Share for every three Rights held is hereinafter referred to as the “Primary Subscription.” The Rights are evidenced by subscription certificates (the “Subscription Certificates”), which will be mailed to Record Date Shareholders, except as discussed in “The Offer — Foreign Restrictions.”

The subscription price per Share (the “Subscription Price”) will be equal to 95% of the lower of the net asset value per share of the Fund’s Common Stock (“NAV”) at the close of business on             , 2022 (the “Pricing Date”) or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. Since the Expiration Date and the Pricing Date are each             , 2022, Record Date Shareholders who choose to exercise their Rights will not know at the time of exercise the Subscription Price for Shares acquired pursuant to such exercise. Record Date Shareholders will have no right to rescind a purchase after receipt of their payment for Shares by the Fund’s subscription agent, Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”). There is no minimum number of Rights that must be exercised in order for the Offer to close.

Pursuant to the over-subscription privilege (the “Over-Subscription Privilege”), any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for additional Shares at the Subscription Price. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed under “The Offer — Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by [  ] or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to [ ] or such other depository or nominee on their behalf.

The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser that new funds would allow the Fund additional flexibility to capitalize on available and potential investment opportunities without the necessity of having to sell existing portfolio securities that the Subadvisers believe should be held. Proceeds from the Offer will allow the Subadvisers to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its net asset value and market price. Although the Board of Directors believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, the Offer will result in dilution of the Fund’s net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this dilution. See “Risk Factors and Special Considerations – Dilution — Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Subadvisers and Administrator will benefit from the Offer because their fees are based on the Managed Assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Subadvisers or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The information agent (the “Information Agent”) for the Offer is:

Georgeson LLC

Call Toll-Free:

866-431-2108

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

Important Dates to Remember

Event	Date
Record Date	August 9, 2022
Subscription Period	, 2022	to , 2022*
Expiration Date and Pricing Date	, 2022	*
Subscription Certificates and Payment for Shares Due+	, 2022	*
Confirmation to Participants	, 2022	*
Final Payment for Shares	, 2022	*

*	Unless the Offer is extended to a date not later than , 2022.

+	Record Date Shareholders exercising Rights must deliver to the Subscription Agent by the Expiration Date the Subscription Certificate together with payment.

Principal Risk Factors and Special Considerations

The following summarizes certain matters that should be considered, among others, in connection with the Offer. This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of certain uncertainties set forth below and elsewhere in this Prospectus.

Dilution — Net Asset Value and Non-Participation in the Offer	Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price per Share will be less than the then current net asset value per share, and the number of shares outstanding after the Offer will increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Expiration Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Expiration Date is $ share (the net asset value per share on , 2022), and (iii) the Subscription Price is $ per share (equal to 95% of the lower of the NAV per share of the Fund’s Common Stock at the close of business on , 2022 or the average of the last reported sale price per share of the Fund’s Common Stock on the NYSE on , 2022 and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $ per share or %.

Principal Investment Strategies

The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries.

The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. VIA monitors the allocation to the Subadvisers on an ongoing basis, and may rebalance the Fund’s assets periodically in its discretion. See “Investment Objective and Policies — Investment Objective.”

Equity Securities Risk	Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

Infrastructure-Related Investment Risk	Infrastructure-related entities are subject to a variety of factors that may adversely affect their businesses or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Utilities Industry Risk	Public utility companies are subject to intrinsic risks, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

Foreign Investing Risk

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non-U.S. securities may be more volatile than those of U.S. securities. The values of non-U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in currency exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country.

In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

Emerging Market Risk	The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Bank Loan Risk

Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

Covenant Lite Loan Risk	Because covenant lite loans contain few or no financial maintenance covenants, they may not include terms that permit the lender of the loan to monitor the borrower’s financial performance and, if certain criteria are breached, declare a default, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. As a result, the fund could experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses, especially during a downturn in the credit cycle.

Credit Risk	There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.

Interest Rate Risk

The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

High Yield Fixed Income Securities Risk	Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

Asset-Backed and Mortgage-Backed Securities Risk

Mortgage-backed securities represent interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements. These two types of securities share many of the same risks.

The impairment of the value of collateral or other assets underlying a mortgage-backed or asset-backed security, such as that resulting from non-payment of loans, may result in a reduction in the value of such security and losses to the Fund. Early payoffs in the loans underlying such securities may result in the Fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the Fund may be required to invest proceeds at lower interest rates, causing the Fund to earn less than if the prepayments had not occurred. Conversely, rising interest rates may cause prepayments to occur at a slower than expected rate, which may effectively change a security that was considered short- or intermediate-term into a long-term security. Long-term securities tend to fluctuate in value more widely in response to changes in interest rates than shorter-term securities.

Leverage Risk	The Fund employs leverage through margin financing under various credit agreements. While this leverage often serves to increase yield, it also subjects the Fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that the Fund’s common stock income will fall if the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return to common stockholders will be less than if the leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market Volatility

The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.

Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interest in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or governmental regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, high inflation, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.

Closed-End Fund Risk	As a closed-end fund, the Fund’s shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

Management Risk	The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser and subadvisers will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Managed Distribution Plan	The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

FUND EXPENSES

Shareholder Transaction Expenses
Sales Load	N/A
Automatic Reinvestment and Cash Purchase Plan Fees	N/A

Annual Expenses (as a percentage of the Fund’s net assets)
Investment Management Fees(1)	0.96%
Administration Fees(1)	0.14%
Interest and Fees on Leverage(3)	0.34%
Other Expenses	0.16%

Total Annual Expenses(2)	1.60%

(1)	Includes fees payable under the Investment Advisory Agreement and Administration Agreement (as defined in this Prospectus). These fees are calculated on the basis of the Fund’s average daily Managed Assets. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage). The Investment Adviser is responsible for the payment of subadvisory fees to the Subadvisers.

(2)	The expense ratio assumes that the Offer (including the Over-Subscription Privilege) is fully subscribed and assumes estimated net proceeds from the Offer of approximately $178 million (assuming an estimated Subscription Price of $8.96 per Share).
(3)	As of November 30, 2021, the Fund held leverage of $159,750,000, or 27% of total assets.

THE FOREGOING FEE TABLE IS INTENDED TO ASSIST FUND INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

EXAMPLE

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return throughout the periods:

1 Year	3 Years	5 Years	10 Years
$16	$51	$87	$190

This hypothetical example assumes that all dividends and other distributions are reinvested at net asset value and that the 1.60% expense ratio listed under Total Annual Expenses remains the same in the years shown. The above tables and the assumption in this example of a 5% annual return are required by regulations of the Securities and Exchange Commission (the “Commission”) applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For a more complete description of certain of the Fund’s costs and expenses, see “Management of the Fund — Investment Adviser and Subadviser; — Investment Advisory Agreement; and — Administrator” in this Prospectus and “Expenses” and “Portfolio Transactions and Brokerage” in the SAI.

This example should not be considered a representation of future expenses. The Fund’s actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a share of the Fund’s Common Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of the Fund. The financial highlights for the fiscal year ended November 30, 2021 and the prior four years have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon were unqualified. The financial statements and notes thereto, together with the report of the independent registered public accounting firm have been incorporated by reference in the SAI and are available without charge by calling Mutual Fund Services at 866-270-7788 or upon written request to the Fund’s Administrator, Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103.

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Year Ended November 30,
	2021	2020(1)	2019(1)		2018(1)	2017(1)
PER SHARE DATA:
Net asset value, beginning of period	$9.31	$10.33	$11.01		$13.98	$12.25
Income (loss) from investment operations:
Net investment income (loss)(2)	0.22	0.25	0.24		0.34	0.30
Net realized and unrealized gain (loss)	0.35	(0.11)	0.52		(1.81)	2.34
Payment from affiliate	—	—	—	(3)	—	—
Total from investment operations	0.57	0.14	0.76		(1.47)	2.64
Dividends and Distributions to Shareholders:
Net investment income	(0.24)	(0.27)	(0.31)		(0.31)	(0.36)
Net realized gains	—	—	—		(0.09)	(0.60)
Return of capital	(0.72)	(0.89)	(1.13)		(1.10)	—
Total dividends and distributions to shareholders	(0.96)	(1.16)	(1.44)		(1.50)	(0.96)
Fund Share Transactions
Anti-dilutive impact of tender offers	—	—	—		—	0.05
Net asset value, end of period	$8.92	$9.31	$10.33		$11.01	$13.98
Market value, end of period(4)	$9.37	$8.41	$10.98		$9.64	$13.33
Total return, net asset value(5)	6.36%	3.25%	16.67%		(10.17)%	26.37%
Total return, market value(5)	23.68%	(12.25)%	41.67%		(17.51)%	27.06%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(6)	1.73%	2.05%	2.99	%(7)	2.61%	2.55	%(8)
Ratio of total expenses after interest expense to average net assets	1.73%	2.05%	2.99	%(7)	2.70%	2.62	%(8)
Ratio of net investment income (loss) to average net assets	2.34%	2.73%	2.20	%(7)	2.75%	2.86	%(8)
Portfolio turnover rate	44%	46%	110	%(9)	46%	61%
Net assets, end of period (000’s)	$426,461	$441,552	$487,899		$227,954	$289,580
Borrowings, end of period (000’s)	$159,750	$159,750	$184,750		$84,250	$105,000
Asset coverage, per $1,000 principal amount of borrowings(10)	$3,670	$3,764	$3,641		$3,706	$3,758

(1)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the former Virtus Total Return Fund Inc. (ZF). For periods prior to April 3, 2017, the activity in the table presented above was for the accounting survivor of that reorganization, DCA. In addition, on November 18, 2019, ZF was reorganized into the Fund. For periods between April 3, 2017 and November 18, 2019, the activity in the table presented above is for ZF, and thereafter it is for the Fund. The net asset values and other per share information for periods prior to the April 3, 2017 reorganization were revised to reflect the share conversion ratio from that reorganization of 0.391206, and the net asset values and other per share information for periods between April 3, 2017 and November 18, 2019 have been revised to reflect the share conversion ratio from the later reorganization of 1.039518.

(2)	Calculated using average shares outstanding.

(3)	Amount is less than $0.005 per share.

(4)	Closing Price – New York Stock Exchange.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.

(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.34%, 1.38%, 1.79%, 1.63% and 1.92% for the years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(7)	The Fund incurred certain non-recurring merger costs in 2019. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers to average net assets would be 2.83%, the ratio of net expenses to average net assets would be 2.83% and the ratio of net investment income (loss) to average net assets would be 2.36%.

(8)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the ratio of total expenses after interest expense and before expense waivers and earnings credits to average net assets would be 2.41%, the ratio of net expenses to average net assets would be 2.34% and the ratio of net investment income (loss) to average net assets would be 3.07%.

(9)	Portfolio turnover increased due to repositioning of the portfolio related to the reorganization on November 18, 2019.
(10)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2017(8)		Year Ended November 30, 2016(8)	Fiscal Period Ended(7) November 30, 2015(8)		Year Ended December 31, 2014(8)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.78		$11.76	$12.99		$12.37

Income from investment operations:
Net Investment Income/(Loss)(1)	0.29		0.41	0.46		0.82
Net Realized and Unrealized Gain/(Loss)	2.25		0.63	(0.67)		0.72
Total from investment operations	2.54		1.04	(0.21)		1.54

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.34)		(1.02)	(1.02)		(0.92)
Distributions from net realized gains	(0.58)		—	—		—
Total Dividends and Distributions to Shareholders	(0.92)		(1.02)	(1.02)		(0.92)

Fund Share Transactions (Note 10)
Anti-Dilutive impact of tender offers	0.05		—	—		—
Net Asset Value, End of Period	$13.45		$11.78	$11.76		$12.99
Market Price, End of Period(2)	$12.82		$11.17	$9.87		$11.55
Total Return, Net Asset Value(3)	26.37	%(10)	10.09%	(0.92	)%(5)	13.59%
Total Return, Market Value(3)	27.06%		24.37%	(6.56	)%(5)	21.98%
Net Assets, End of Period (000’s)	$289,580		$126,508	$126,454		$139,630

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets(4)	2.62	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of Net Expenses to Average Net Assets(4)	2.55	%(9)	2.33%	1.97	%(6)	1.93%
Ratio of Net Investment Income/ (Loss) to Average Net Assets	2.86	%(9)	3.44%	3.90	%(6)	6.31%
Portfolio Turnover Rate	61%		60%	32	%(5)	33%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$105,000		$47,000	$43,500		$50,500
Asset Coverage for Loan Outstanding, End of Period	376%		369%	389%		377%

(1)	Calculated based on average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Total Return on Market Value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on Market Value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total Return on Market Value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total Return on NAV uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31
	2013(8)	2012(8)	2011(8)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$11.32	$10.38	$10.12

Income from investment operations:
Net Investment Income/(Loss)(1)	0.51	0.48	0.46
Net Realized and Unrealized Gain/(Loss)	1.08	1.05	0.18
Total from investment operations	1.59	1.53	0.64

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.54)	(0.59)	(0.38)
Total Dividends and Distributions to Shareholders	(0.54)	(0.59)	(0.38)
Net Asset Value, End of Period	$12.37	$11.32	$10.38
Market Price, End of Period(2)	$10.25	$9.89	$8.95
Total Return, Net Asset Value(3)	15.02%	16.05%	6.73%
Total Return, Market Value(3)	9.08%	17.60%	5.61%
Net Assets, End of Period (000’s)	$132,857	$121,681	$111,490

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(4)	2.01%	1.99%	1.38%
Ratio of Net Expenses to Average Net Assets(4)	2.01%	1.99%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	4.51%	4.42%
Portfolio Turnover Rate	42%	43%	138%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$50,500	$42,500	N/A
Asset Coverage for Loan Outstanding, End of Period	360%	386%	N/A

(4)	Ratio of total expenses, before interest expense on the line of credit, was 1.92% for the year ended November 30, 2017 and 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(5)	Not Annualized.
(6)	Annualized.
(7)	During the period the Fund changed its fiscal year end from December 31 to November 30.
(8)	On April 3, 2017, Virtus Total Return Fund (DCA) was reorganized into the Fund (f/k/a The Zweig Fund, Inc.). The activity in the table presented above is for the accounting survivor, Virtus Total Return Fund (DCA), for the periods prior to the date of the reorganization and for the post-reorganization fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.391206. See Note 13 Plan of Reorganization in the Notes to Financial Statements.
(9)	The Fund incurred certain non-recurring merger and tender offer costs in 2017. When excluding these costs, the Ratio of Total Expenses after interest expense and before expense waivers and earnings credits to Average Net Assets would be 2.41%, the Ratio of Net Expenses to Average Net Assets would be 2.34% and the Ratio of Net Investment Income / (Loss) to Average Net Assets would be 3.07%.
(10)	Total Return, Net Asset Value, for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the NAV calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

See Notes to Financial Statements

THE OFFER

Terms of the Offer

The Fund is issuing to the Record Date Shareholders Rights to subscribe for up to an aggregate of 16,500,000 Shares. The Fund may increase the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or up to an additional 4,125,000 Shares, for an aggregate total of 20,625,000 Shares. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the holders thereof to subscribe for one Share for every three Rights held (1 for 3). Fractional Shares will not be issued upon the exercise of Rights. A Record Date Shareholder whose total ownership is fewer than three shares of Common Stock and, accordingly, would otherwise receive fewer than three Rights will receive three Rights in order to be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, may subscribe for additional Shares pursuant to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than three Rights will not be able to purchase a Share upon the exercise of such Rights and will not be entitled to receive any cash in lieu thereof, although such Record Date Shareholders may subscribe for additional Shares pursuant to the Over-Subscription Privilege.

Rights may be exercised at any time during the Subscription Period, which commences on             , 2022 and ends at 5:00 p.m., New York City time, on             , 2022, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than              , 2022. See “Expiration of the Offer” below. The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under “Foreign Restrictions.”

Any Record Date Shareholder who fully exercises all Rights issued to such shareholder in the Primary Subscription will be entitled to subscribe for additional Shares at the Subscription Price pursuant to the terms of the Over-Subscription Privilege, as described below. Shares available, if any, pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase, as is more fully discussed below under “Over-Subscription Privilege.” For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, Record Date Shareholders whose shares of Common Stock are held of record by [ ] or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to [ ] or such other depository or nominee on their behalf.

Purpose of the Offer

The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby enabling the Fund to more fully take advantage of investment opportunities consistent with the Fund’s investment objective. The Fund’s Board of Directors has voted unanimously to approve the terms of the Offer as set forth in this Prospectus.

In reaching its decision, the Board of Directors considered, among other things, advice by the Investment Adviser and the Subadvisers that new funds would allow the Fund additional flexibility to capitalize on available and potential investment opportunities without the necessity of having to sell existing portfolio securities that a Subadviser believes should be held. Proceeds from the Offer will allow the Subadvisers to better take advantage of such existing and future investment opportunities.

The Board of Directors also considered that the Offer would provide shareholders with an opportunity to purchase additional shares of the Fund below its net asset value and market price. The Board of Directors also believes that a well-subscribed rights offering may result in certain economies of scale which could reduce the Fund’s expense ratio in future years. However, there is no assurance that by increasing the size of the Fund, the Fund’s aggregate expenses, and correspondingly, its expense ratio, will be lowered. Finally, the Board of Directors considered that, because the Subscription Price per Share will be less than the net asset value per share on the Pricing Date, the Offer will result in dilution of the Fund’s net asset value per share. The Board of Directors believes that the factors in favor of the Offer outweigh this dilution. See “Risk Factors and Special Considerations — Dilution — Net Asset Value and Non-Participation in the Offer.”

The Investment Adviser, Subadvisers and Administrator will benefit from the Offer because their fees are based on the average daily Managed Assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser, Subadvisers or Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. See “Management of the Fund.”

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to the Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended.

Over-Subscription Privilege

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, any underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to those Record Date Shareholders who have exercised all of the Rights issued to them and who wish to acquire more than the number of Shares to which they are entitled. Only Record Date Shareholders who exercise all the Rights issued to them may indicate on the Subscription Certificate, which they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Shares remain after completion of the Primary Subscription, all over-subscription requests will be honored in full. If sufficient Shares are not available to honor all over-subscription requests, the Fund may, at the discretion of the Board of Directors, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer, representing 4,125,000 additional shares of Common Stock in order to cover such over-subscription requests. Regardless of whether the Fund issues additional Shares pursuant to the Offer and to the extent Shares are not available to honor all over-subscription requests, the available Shares will be allocated among those who over-subscribe based on the number of shares of Common Stock owned by them on the Record Date. This allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscription is distributed, as nearly as practicable, on a pro rata basis. The Fund will not offer to sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

To the extent Record Date Shareholders do not exercise all of the Rights issued to them, and Record Date Shareholders who have exercised their Rights do not wish to participate in the Over-Subscription Privilege, the Fund will deregister those underlying shares not sold thereunder.

Subscription Price

The Subscription Price for the Shares to be issued pursuant to the Offer will be equal to 95% of the lower of the NAV at the close of business on             , 2022 (the “Pricing Date”) or the average of the last reported sales price of a share of the Fund’s Common Stock on the NYSE on the Pricing Date and the four preceding business days, unless the Offer is extended. For example, if the average of the last reported sales price of a share on the NYSE on the Pricing Date and the four preceding business days of a share of the Fund’s Common Stock is $[8.69], and if the NAV is $[8.94], the Subscription Price will be $[8.26] (equal to 95% of the lower of the NAV or of $[8.69]). The Subscription Price will therefore be lower than the Fund’s then current net asset value per share.

The Fund announced the Offer on March 2, 2022. The net asset value per share of Common Stock at the close of business on March 1, 2022 and             , 2022, was $8.74 and $____, respectively, and the last reported sales prices of a share of the Fund’s Common Stock on the NYSE on those dates was $9.18 and $___, respectively.

Expiration of the Offer

The Offer will expire at 5:00 p.m., New York City time, on             , 2022, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than             , 2022. Brokers may apply an earlier cutoff time, so shareholders that hold their shares through brokers should contact their brokers about the applicable end of the offering period. The Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know when they make such decision the purchase price of such Shares. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement shall be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Method of Exercise of Rights

The Subscription Certificates, which evidence the Rights, will be mailed to Record Date Shareholders or, if a Record Date Shareholder’s shares of Common Stock are held by [ ]. or any other depository or nominee on their behalf, to [ ] or such other depository or nominee.

Rights may be exercised by fully completing and signing the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the estimated payment price (the “Estimated Payment Price”) as described below under “Payment for Shares.” Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to submit a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. A Record Date Shareholder whose total ownership is fewer than three shares of Common Stock and, accordingly, would otherwise receive fewer than three Rights will receive three Rights in order to be able to subscribe for one Share upon the exercise of all of such Rights received and, if he or she subscribes for one Share, will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Record Date Shareholders who otherwise have remaining fewer than three Rights will not be able to purchase a Share upon the exercise of such Rights but will be able to request additional Shares pursuant to the terms of the Offer applicable to the Over-Subscription Privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless the broker, bank or trust company's procedures are complied with as described below under “Payment for Shares”) at the offices of the Subscription Agent at the address set forth below.

Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under “Payment for Shares” below. If time is of the essence, option (2), under “Payment for Shares” below, will permit delivery of the Subscription Certificate and payment after the Expiration Date.

Shareholders Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker, bank or trust company, must contact such nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees. Nominees who hold shares of Common Stock for the account of others must (to the extent required by applicable law) notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under “Payment for Shares” below.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:

The Information Agent for the Offer is:

Georgeson LLC

Call Toll-Free:

866-431-2108

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $55,000, which includes reimbursement for all out-of-pocket expenses related to the Offer.

Subscription Agent

The Subscription Agent is Computershare Trust Company, N.A., which will receive for its administrative, processing, invoicing and other services as subscription agent, a fee which may include reimbursement for all out-of-pocket expenses related to the Offer. Signed Subscription Certificates must be sent, together with payment at the Estimated Payment Price for all Shares subscribed in the Primary Subscription and Over-Subscription Privilege by one of the methods described below, prior to 5:00 p.m., New York City time, on the Expiration Date.

(1) BY FIRST CLASS MAIL ONLY:

Computershare Trust Company, N.A.

Attention: Virtus Total Return Fund Inc.

P.O. Box 43011

Providence RI 02940-3011

(2) BY EXPRESS MAIL OR OVERNIGHT COURIER:

Computershare Trust Company, N.A.

Attention: Virtus Total Return Fund Inc.

150 Royall St.

Suite V

Canton, MA 02021

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Payment for Shares

A Record Date Shareholder can send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. Payment should be calculated on the basis of the Estimated Payment Price of $             per Share for all Shares requested. To be accepted, such payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Brokers, banks and trust companies may apply an earlier cutoff time, so shareholders that hold their shares through such agents should contact their agents about the applicable end of the offering period. The Subscription Agent will deposit all monies received by it prior to the final payment date into a segregated interest-bearing account pending proration and distribution of the Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY PERSONAL CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO COMPUTERSHARE AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

Within ten business days following the Expiration Date (                    , 2022, unless the Offer is extended, the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each subscribing Record Date Shareholder (or, if the Record Date Shareholder’s shares of Common Stock are held by [ ] or any other depository or nominee, to [ ] or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription and (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege. If any Record Date Shareholder exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Fund toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Record Date Shareholder will be mailed by the Subscription Agent to such Record Date Shareholder as promptly as possible. All payments by a Record Date Shareholder must be in United States dollars by personal check drawn on a bank located in the United States of America and payable to COMPUTERSHARE.

Issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment.

RECORD DATE SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER.”

If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due by the ninth business day after the Confirmation Date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other Record Date Shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or Over-Subscription Privilege, or (iii) exercise any and all other rights or remedies to which it may be entitled.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENT BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE FUND AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR AND, AT THE DISCRETION OF THE FUND, MAY NOT BE ACCEPTED IF NOT CLEARED PRIOR TO THE EXPIRATION DATE, YOU ARE STRONGLY ENCOURAGED TO PAY, OR ARRANGE FOR PAYMENT, AS PROMPTLY AS PRACTICABLE.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Possible Suspension or Withdrawal of the Offer

As required by the Commission’s registration form, the Fund has undertaken to suspend the Offer until it amends this Prospectus if (1) subsequent to the effective date of the Fund’s Registration Statement, the Fund’s net asset value declines more than 10% from its net asset value as of such effective date, or (2) the Fund’s net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus. Accordingly, the Fund will notify Record Date Shareholders of any such decline or increase and permit them to cancel their exercise of Rights.

Non-Transferability of Rights

The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be listed for trading on the NYSE or any other exchange. However, the additional Shares of Common Stock to be issued upon the exercise of the Rights and the Over-Subscription Privilege will be listed for trading on the NYSE, subject to notice of issuance.

Delivery of Shares

Stock certificates will not be issued for Shares acquired in the Primary Subscription or pursuant to the Over-Subscription Privilege. Participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”) will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares of Common Stock held in their accounts in the Plan must exercise them in accordance with the procedures set forth above. Record Date Shareholders whose shares of Common Stock are held of record by [ ] or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of [ ] or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be credited directly to [ ] or such other depository or nominee.

Foreign Restrictions

Offering documents, including Subscription Certificates, will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the “Foreign Shareholders”) if such mailing cannot be made into the non-U.S. jurisdiction without additional registration and incurring other expense that the Board has determined is not in the best interest of the Fund and its shareholders. In such cases, unless determined to be not in the best interest of the Fund and its shareholders in accordance with the previous sentence, Foreign Shareholders will receive written notice of the Offer, but Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders’ accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

Federal Income Tax Consequences

The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

U.S. Shareholders (as defined below) who receive Rights pursuant to the Offer should not recognize taxable income for U.S. federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). See “Taxation” in this Prospectus and in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

Employee Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and Individual Retirement Accounts (“IRAs”) (collectively, “Plans”) should be aware of the complexity of the rules and regulations governing Plans and the penalties for noncompliance, and Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Internal Revenue Code of 1986, as amended (the “Code”).

USE OF PROCEEDS

If all of the Rights are exercised in full and assuming a Subscription Price of $         per Share, the net proceeds to the Fund would be approximately $            , after deducting expenses payable by the Fund in connection with the offering estimated to total $725,000. If the Fund increases the number of shares of Common Stock subject to subscription by up to 4,125,000 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $            . However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the close of business on the Expiration Date. The Fund anticipates that the net proceeds of the Offer will be allocated wholly to the infrastructure sleeve and as a result the allocation to the equity portion will increase. The Fund also expects the proceeds to be invested in investments conforming to the Fund’s investment objective and policies within one month, under normal market conditions, from their receipt by the Fund. Pending such investment, the proceeds will be invested in cash or cash equivalent short-term obligations including, but not limited to, U.S. government obligations, certificates of deposit, commercial paper and short-term notes. See “The Offer — Purpose of the Offer.”

THE FUND

The Fund, incorporated in Maryland on July 21, 1988, is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s investment objective is capital appreciation, with current income as a secondary objective. The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets. See also “Investment Objective and Policies.”

The Investment Adviser, Virtus Investment Advisers, Inc., is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a NASDAQ listed company. VIA is registered as an investment advisory firm under the Investment Advisers Act of 1940, as amended. Such registration does not involve supervision or approval by the Commission of investment advice rendered by the Investment Adviser. See “Management of the Fund.”

Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio; and Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management, also an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion of the Fund’s portfolio. Each Subadviser is registered as an investment advisory firm with the Commission under the Investment Advisers Act of 1940, as amended. See “Management of the Fund.”

The Fund’s principal office is located at 101 Munson Street, Greenfield, MA 01301-9683 and its telephone number is (866) 270-7788.

MARKET PRICE AND NET ASSET VALUE INFORMATION

Shares of the Fund’s Common Stock are listed on the NYSE under the symbol “ZTR.” The following table sets forth for the calendar quarters indicated: (i) the high and low closing prices per share of the Fund’s Common Stock on the NYSE; (ii) the net asset value per share of the Fund’s Common Stock on the day of the high or low closing price; and (iii) the percentage by which the shares of Common Stock of the Fund traded at a premium over, or discount from, the Fund’s high and low net asset values per share.

Quarter Ended	High Sales Price*	Net Asset Value	Premium (Discount)	Low Sales Price*	Net Asset Value	Premium (Discount)
3/31/20	$11.95	$11.04	8.24%	$5.05	$7.19	(29.76)%
6/30/20	$9.08	$9.24	(1.73)%	$6.61	$7.39	(10.55)%
9/30/20	$8.37	$8.75	(4.34)%	$7.76	$8.86	(12.42)%
12/31/20	$8.84	$9.28	(4.74)%	$7.36	$8.69	(15.30)%
3/31/21	$9.34	$9.02	3.55%	$8.56	$9.27	(7.66)%
6/30/21	$10.23	$9.54	7.23%	$9.21	$9.25	(0.43)%
9/30/21	$9.95	$9.40	5.85%	$9.22	$9.21	0.11%
12/31/21	$9.74	$9.42	3.40%	$9.30	$9.20	1.09%
3/31/22	$9.76	$9.25	5.51%	$8.82	$8.54	3.28%

*	As reported by the NYSE.

The Fund’s shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund’s officers cannot predict whether the Subscription Price will be at or below the Fund’s net asset value per Share on the Pricing Date. The Fund’s Board of Directors has adopted a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution at the rate of $0.08 per share. The Fund’s officers believe that without this monthly distribution policy, there would likely be a decrease in the amount of any premium at which the Fund’s shares would be trading above net asset value or an increase in the amount of any discount at which the Fund’s shares would be trading from net asset value; however, the Fund’s officers cannot predict whether such policy will have this effect in the future. See “Distributions” and “Automatic Reinvestment and Cash Purchase Plan.” Pursuant to a program announced in March 2012, the Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value. Between April 2012 through December 2015, the Fund repurchased 4,230,853 shares at an aggregate cost to the fund of $55.6 million. See “Description of Common Stock —Repurchase of Shares; Tender Offers.” Since the Fund’s inception, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund each quarter during periods when the Fund’s shares are trading at a discount from net asset value. See “Description of Common Stock—Tender Offers.” The Fund’s Articles of Incorporation were amended on June 2, 2010 to provide that if during any fiscal quarter ending on or after June 30, 2010, the Fund’s shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund’s Board of Directors, at its next regularly scheduled meeting shall consider potential measures to seek to reduce the discount, and in its sole discretion may determine if it would be appropriate to submit to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company (a “Conversion Proposal”). Approval of a Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to be voted thereon. Under the Fund’s prior Articles of Incorporation, the Fund submitted a mandatory Conversion Proposal to its shareholders in 2000, 2001, 2004, 2008 and 2009 because the Fund’s shares had traded at an average discount from net asset value of 10% or more during the quarter ended March 31, 2000, the quarter ended December 31, 2000, the quarter ended December 31, 2003, the quarter ended December 31, 2008 and the quarter ended June 30, 2009, respectively. The Fund’s shareholders did not approve a Conversion Proposal on any of those occasions. See “Description of Common Stock — Articles of Incorporation Amendment.”

On March 1, 2022, the net asset value per share of Common Stock was $8.74 and the closing market price was $9.18, representing a premium to net asset value per share of 5.03%.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is s capital appreciation, with current income as a secondary objective.

Investment Strategies

The Fund has a current target allocation of investing approximately 60% of its total assets inequity securities and 40% in fixed income. The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets. When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Fund may purchase higher-rated debt instruments if Newfleet believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

VIA, in its capacity as investment adviser to the Fund, and DPIM and Newfleet, in their capacities as subadvisers, will seek to achieve the Fund’s investment objective by investing globally in equity securities of owners/operators of infrastructure and by investing across 14 sectors of the fixed income markets currently identified by Newfleet to generate high current income and total return. Subject to the supervision of VIA, DPIM will manage the equity portion, and Newfleet will manage the fixed-income portion of the Fund’s assets. VIA has advised that it anticipates that the net proceeds of the Offer will be allocated wholly to the infrastructure sleeve, and as a result the allocation to the equity portion managed by DPIM will increase. VIA monitors the allocation to the Subadvisers on an ongoing basis, and may rebalance the Fund’s assets periodically in its discretion.

The infrastructure companies in which DPIM may typically invest are issuers involved to a significant extent in providing energy, utility, transportation, communication and other essential services to society. These essential services include (i) the generation, transmission, distribution or storage of electricity, oil, gas or water, (ii) the provision of telecommunications services, including telephone, cable television, satellite, and other communications activities; and (iii) the construction, operation, or ownership of airports, toll roads, railroads, ports, pipelines, or educational and healthcare facilities. A company will be deemed an infrastructure company if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of these activities. Infrastructure owners/operators offer revenues with low variability; stable and predictable cash flows; an ability to distribute relatively high dividends; and many have inflation-linked revenues via long-term lease contracts. Infrastructure owners/operators exhibit attractive risk/return characteristics, offer moderate-to-high income and moderate growth; and are defensive in nature.

Newfleet’s objective to generate high current income and total return is accomplished by applying extensive credit research and a time-tested approach to capitalize on opportunities across sectors of the bond market that it believes are undervalued. Newfleet seeks diversification in the fixed income portion of the Fund among 14 sectors in a manner that Newfleet believes may potentially increase return while simultaneously managing risk. The fixed income portion of the Fund may be invested without limitation in below investment grade securities, also known as junk bonds. A team of investment professionals provides significant research depth across the 14 bond market sectors currently identified by Newfleet.

The Fund’s investment objective may not be changed without the approval of a majority of the Fund’s outstanding voting securities. As used in this Prospectus, the term “majority of the Fund’s outstanding voting securities” means the lesser of either (i) 67% of the shares represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

Principal Investment Strategies/Restrictions

The Fund may use some or all of the following investment strategies where their use appears appropriate to a Subadviser. No assurance can be given that the Fund will use any or all of such investment methods or, if used, that their use will achieve its investment objective. The investment methods described below are subject to, and should be read in conjunction with, the discussion under “Investment Restrictions” and “Investment Objective and Policies” in the SAI.

Common Stock

The Fund may invest in Common stock. Common stock represents the residual ownership interest in the issuer.

Credit Quality

With respect to the portion of its assets allocated to preferred securities and debt securities, the Fund may invest without limit in securities that at the time of investment are rated below investment grade (Baa or lower) by Moody’s, (BBB or lower) by S&P, or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Adviser.

Debt Securities

The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

Emerging Markets

The Fund may invest in securities of issuers located or doing business in developing or “emerging market” countries. The Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging market countries.

Foreign Issuers

The Fund may invest without limit in securities of foreign issuers. The Fund may seek to gain exposure to foreign issuers by investing in derivative instruments, including swap agreements.

Leverage

The Fund may use leverage through bank borrowings, margin financing, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may also enter into derivatives transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage, although such leveraging effect is not limited by the percentage restrictions contained in this paragraph, provided that the Fund “covers” its obligations under such transactions. See “Leverage.”

The Fund may vary its use of leverage in response to changing market conditions and the Fund may significantly reduce or not utilize leverage for a period of time if it determines that the costs of leverage either would exceed the return that it anticipates on the securities purchased with the leverage proceeds or would require investment in securities with a higher risk profile than is desirable. The Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Mortgage-Related and Asset Backed Securities

The Fund may invest in mortgage-related and asset-backed securities including mortgage pass-through securities, commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized debt obligation (“CRE CDOs”), collateralized loan obligations (“CLOs”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other assets. These investments may include subordinate classes including the “equity” or first loss class.

Preferred Securities

The Fund may invest in preferred securities and convertible preferred securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in payment of dividends and liquidation of a company’s assets.

Repurchase Agreements

In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to- market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage” and “Risks of the Fund — Leverage Risk,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

U.S. Government Securities

The Fund will generally invest in U.S. government securities, which are those securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government provides financial support to such U.S. government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

Additional Investment Strategies

Closed-End Investment Companies

The Fund may also invest in other closed-end investment companies if the Investment Adviser believes that such investments will further the Fund’s investment objective. If the Fund purchases shares of another investment company at a discount which subsequently declines, the performance of such investment generally would be better than if the Fund had purchased the underlying portfolio investments of such other investment company.

Convertible Securities

The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer.

Derivatives

The Fund may use various derivative instruments, such as exchange-listed and over-the-counter put and call options, future contracts, options on futures contracts, swaps, caps, floors or collars, to earn income, generate investment return, facilitate portfolio management and mitigate risks. The Fund may also seek to gain exposure to securities, indices or baskets of securities by investing in derivative instruments such as swap agreements.

Exchange-Traded Funds

The Fund may invest in passively managed registered open-end investment companies or other baskets of securities, such as unit investment trusts, which trade on a national securities exchange or NASDAQ and are commonly called ETFs. These investments represent shares of ownership in ETFs that hold portfolios of securities which are designed to generally correspond to and closely track the price and yield performance of an index of securities. Accordingly, ETFs have risks similar to those of stocks and are subject to market volatility. Investment returns may fluctuate so that invested shares, when redeemed or sold, may be worth more or less than their original cost.

Forward Foreign Currency Contracts

In the event that the Funds execute a foreign security transaction, the Funds may enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency.

Interest Rate Hedging Transactions

The Fund may enter into interest rate hedging transactions to hedge against interest rate risks inherent in its underlying investments and use of leverage.

Investment Restrictions

The restrictions set forth under “Investment Restrictions” are fundamental, and thus may be changed only with the approval of a majority of the Fund’s outstanding voting securities.

Acting as Underwriter

The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the 1933 Act in the disposition of securities.

Borrowing

The Fund may not borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s total assets.

Commodities

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Illiquid Securities

The Fund may invest without limit in illiquid securities (i.e. securities that are no readily marketable). Illiquid securities may include, but are not limited to, restricted securities, securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include interests in senior, senior subordinated or subordinated debt obligations.

Industry Concentration

The Fund may not purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This investment restriction does not apply to investments in U.S. Government Securities.

Lending

The Fund may not lend any funds or other assets, except that the Fund may purchase publicly distributed debt obligations (including repurchase agreements) consistent with its investment objective and policies, and the Fund may make loans of portfolio securities if such loans do not cause the aggregate amount of all outstanding securities loans to exceed 33 1/3% of the Fund’s total assets, provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned.

Real Estate

The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

Senior Securities

The Fund may not issue senior securities in contravention of the Investment Company Act of 1940.

Temporary Defensive Positions

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, investment grade securities, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities, and the Fund may not achieve its investment objective when it takes such temporary defensive position.

PRINCIPAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discusses certain matters that should be considered, among others, in connection with the Offer.

Dilution – Net Asset Value and Non-Participation in the Offer

Record Date Shareholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, and the number of shares outstanding after the Offer will increase in greater percentage than the increase in the size of the Fund’s assets. Although it is not possible to state precisely the amount of such decrease in net asset value per share because it is not known at this time what the Subscription Price will be, what the net asset value per share will be on the Pricing Date, or what proportion of the Shares will be subscribed for, such dilution could be minimal or substantial. For example, assuming (i) all Rights are exercised, (ii) the Fund’s net asset value on the Pricing Date is $             per share (the net asset value per share on             , 2022), and (iii) the Subscription Price is $             per share (equal to 95% the lower of the NAV at the close of business on             , 2022 or the average of the last reported sale price of a share of the Fund’s Common Stock on the NYSE on             , 2022, and the four preceding business days), then the Fund’s net asset value per share would be reduced by approximately $            per share or             %.

Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.

Bank Loan Risk. Investing in loans (including floating rate loans, loan assignments, loan participations and other loan instruments) carries certain risks in addition to the risks typically associated with high-yield/high-risk fixed income securities. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event a borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, the Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Transactions in many loans settle on a delayed basis that may take more than seven days. As a result, sale proceeds related to the sale of loans may not be available until potentially a substantial period of time after the sale of the loans. No active trading market may exist for some loans, which may impact the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded loans. Loans also may be subject to restrictions on resale, which can delay the sale and adversely impact the sale price. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

Emerging Market Risk. The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative. To the extent that a fund invests a significant portion of its assets in a particular emerging market, the fund will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular country.

Below Investment Grade Securities Risk. The Fund may invest without limit in securities that at the time of investment are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these securities are sometimes referred to as “junk bonds.” These securities are subject to a greater risk of default. A security will be considered to be below investment grade if, at the time of investment, such security has a rating lower than “Baa” by Moody’s, lower than “BBB” by S&P or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Adviser or Subadviser to be of comparable quality.

Below investment grade securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund is invested in below investment grade securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Yields on below investment grade securities will fluctuate if the issuer of below investment grade securities defaults, and the Fund may incur additional expenses to seek recovery.

The secondary markets in which below investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for below investment grade securities.

Call/Put Spread Risk. The Fund may enter into options on indexes. Options on indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Buying and selling call and put option spreads on the SPX Index involves the risk of loss of the premium when buying, can limit upside participation and increase downside losses.

Convertible Securities Risk. Although to a lesser extent than with non-convertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased or interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the digital information systems, networks or devices of the Fund or its service providers (including, but not limited to, the Fund’s Adviser, Subadvisers, transfer agent, custodian, administrators and other financial intermediaries) through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Fund. Any such cybersecurity breaches or losses of service may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value.

Debt Risk. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Default Risk. Default risk refers to the risk that a company that issues a debt security or engages in other forms of borrowing will be unable to fulfill its obligations to repay principal and interest. The lower the debt is rated, the greater the default risk.

Derivatives Risk. Derivative transactions are contracts whose value is derived from the value of an underlying asset, index or rate, including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The Fund may use derivatives to hedge against factors that affect the value of its investments, such as interest rates and foreign currency exchange rates. The Fund may also utilize derivatives as part of its overall investment technique to gain or lessen exposure to various securities, markets, volatility, dividend payments and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Many derivatives, and particularly those that are privately negotiated, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Derivatives are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses.

Derivative contracts entered into for hedging purposes may also subject the Fund to losses if the contracts do not correlate with the assets, indexes or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the Adviser’s and Subadviser’s ability to correctly predict the movement of the underlying asset prices, indexes or rates.

As an investment company registered with the SEC, the Fund is required to identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If the Fund invests in such instruments and has insufficient cash to meet such requirements, it may have to sell other investments, including at disadvantageous times.

Governments, agencies and/or other regulatory bodies may adopt or change laws or regulations that could adversely affect the Fund’s ability to invest in derivatives as the Subadviser intends. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), among other things, grants the Commodity Futures Trading Commission (the “CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act including comprehensive regulation of the over-the-counter (“OTC”) derivatives market. The implementation of the Dodd-Frank Act could adversely affect the Fund by placing limits on derivative transactions, and/or increasing transaction and/or regulatory compliance costs. For example, the CFTC has adopted rules that apply a new aggregation standard for position limit purposes, which may further limit the Fund’s ability to trade futures contracts and swaps.

There are also special tax rules applicable to certain types of derivatives, which could affect the amount, timing and character of the Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating the Fund’s income or deferring its losses. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders or the resources required by the Fund or its Adviser and/or Subadviser(s) to comply with particular regulatory requirements.

Emerging Markets Risk. The Fund may invest in securities of issuers located or doing business in developing or emerging market countries. Foreign securities risk may be particularly high to the extent that the Fund invests in securities of issuers located in or securities denominated in currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include:

•	greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability;

•	the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and

•	certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions could have a significant effect on market conditions and on the prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain securities and increase the costs and expenses of the Fund. Certain foreign countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Environmental Risk. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Equity Securities Risk. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as investments in smaller companies, and larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Small and Medium Market Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the fund.

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Foreign Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	adverse foreign economic, financial, political and social developments including the possibility of expropriation, nationalization, and confiscatory taxation risks;

•	different legal systems and less government supervision;

•	the possible imposition of exchange controls or other foreign governmental laws, restrictions or regulation changes;

•	restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	different accounting, auditing and financial record-keeping standards and requirements; and

•	in some cases, less efficient settlement practices, including extended clearance and settlement periods.

Investments in securities of foreign issuers generally will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as the growth of gross domestic product, the rates of inflation, capital reinvestment, self-sufficiency and balance of payments position.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region, or in smaller, emerging markets.

As a result of these potential risks, the Adviser or Subadviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Adviser or Subadviser, have had no or limited prior experience.

Industry/Sector Concentration Risk. The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly. At times, the performance of investments in those industries may lag the performance of other sectors or the market as a whole.

Utilities Industry Risk. Public utility companies are subject to intrinsic risks, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased costs and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on any preferred shares issued by the Fund, or interest payments on any borrowings may increase. In addition, during any periods of rising inflation, the dividend rates for any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to holders of common shares. Deflation risk is the risk that prices throughout the economy may decline over time, which is the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Infrastructure Investment Risk. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities, and to a lesser extent dividend paying common stocks, will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will decline, and vice versa. The Fund’s investment in such securities means that the net asset value and market price of the common shares may tend to decline if market interest rates rise.

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Market interest rates for investment grade fixed income securities in which the Fund may invest have declined significantly and the United States continues to experience historically low interest rate levels. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Fund will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments. A fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. The Fund could also be forced to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. The Fund may experience increased portfolio turnover because of these policy changes, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short- term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Leverage Risk. The Fund reserves the flexibility to issue preferred shares, borrow money or issue debt securities. Leverage risk is the risk associated with the issuing of preferred shares, borrowing of funds or other investment techniques that may expose the Fund to financial leverage. Preferred shares issued by the Fund or other Fund indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and would constitute leverage. Leverage creates an opportunity for an increased return to common shareholders, but it is a speculative technique in that it will increase the Fund’s exposure to declines in cash flows from and decreases in market values of the Fund’s assets. Unless the income and capital appreciation, if any, on securities acquired with funds received from leverage exceeds the cost of the leverage, the use of leverage will diminish the investment performance of the common shares. Successful use of leverage depends on the Adviser’s or Subadviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

Capital raised through borrowings or the issuance of preferred shares will be subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of such borrowing or issuances of preferred shares. The issuance of preferred shares by the Fund would involve offering expenses and other costs, including dividend payments, which would be borne by the common shareholders. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit), and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares issued could reduce cash available for dividends on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return.

The rights of lenders and holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders.

The terms of any preferred shares issued by the Fund, borrowing or other indebtedness may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the 1940 Act. Such terms may also impose special restrictions on the Fund’s portfolio composition or on its use of various investment techniques or strategies. The Fund may be further limited in any of these respects by guidelines established by any rating agencies that issue ratings for debt securities or preferred shares issued by the Fund. These requirements may have an adverse effect on the Fund. For example, limitations on the Fund’s ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for U.S. federal tax purposes. To the extent necessary, the Fund intends to repay indebtedness or to purchase or redeem preferred shares to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser or Subadviser in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. For additional information about leverage, see “Leverage.”

While the Fund may from time to time consider increasing or reducing leverage in response to actual or anticipated changes in market conditions and interest rates there can be no assurance that the Fund’s leverage strategy will benefit the holders of common shares. Changes in market conditions and the future direction of interest rates are very difficult to predict accurately. If the Fund were to change its leverage strategy based on a prediction about future market conditions and/or changes to interest rates, and that prediction turned out to be incorrect, the leverage strategy would likely negatively impact the income and/or total returns to holders of common shares relative to the circumstance where the Fund had not changed its leverage strategy.

The Fund may also enter into derivative transactions, including total return swaps, that may in certain circumstances produce effects similar to leverage. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. The Fund manages some of its derivative positions by segregating or “earmarking” an amount of cash or liquid securities equal to the face value of the positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate or “earmark” liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Some of the Fund’s portfolio securities, including the securities of real estate companies and other investment companies and asset-backed securities, may also be leveraged and will therefore be subject to the leverage risks described above. However, the restrictions of the 1940 Act will likely not apply to any leverage employed by the Fund’s portfolio securities. This additional leverage may, under certain market conditions, reduce the net asset value of the Fund’s common shares and the returns to the holders of common shares.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Adviser or Subadviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Risk. Your investment in common shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See “Leverage Risk” above.

Market Volatility Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. Instability in the financial markets has exposed the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government has taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which the Fund itself is regulated, which could limit or preclude the Fund’s ability to achieve its investment objective.

Mortgage-Related and Other Real Estate Asset-Backed Securities Risk. Many of the risks of investing in CMBS, CRE CDOs and other real estate asset-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. The value of CMBS, CRE CDOs and other real estate asset-backed securities may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities market as a whole.

The value of some mortgage- or asset-backed securities, including CMBS and CRE CDOs, may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this section, CMBS and CRE CDOs are also subject to several risks created through the securitization process. Special servicer conflicts of interest arise due to the fact that junior note holders, who are represented by a special servicer who deals with delinquent loans in the CMBS collateral pool, benefit from a postponement of the writedown of a loan because it results in loss of principal and interest payable. Most CMBS transactions address this conflict with specific guidelines regarding write-downs of specially serviced loans. Subordinated classes of securities (“Subordinated CMBS”) and subordinated tranches of CRE CDOs are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on Subordinated CMBS and subordinate CRE CDOs will not be fully paid. Subordinated CMBS and subordinate CRE CDOs are also subject to greater credit risk than those CMBS and CRE CDOs that are more highly rated.

Operational Risk. An investment in the Fund, like any mutual fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for U.S. federal tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Call Risk. Preferred securities may be redeemed beginning on their call date. If securities are called, the Fund may be forced to reinvest in securities with a lower yield, which would result in a decline in income.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

New Types of Securities. From time to time, preferred securities have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Adviser or Subadviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Reinvestment Risk. The Fund, directly and/or through its investment in debt securities, will be exposed to reinvestment risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to repay principal earlier than scheduled. For fixed-income securities, such payments often occur during periods of declining interest rates, forcing reinvestment in lower yielding securities. Non-investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may redeem a non-investment grade security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Restricted and Illiquid Securities Risks. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the Adviser’s or Subadviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, illiquid securities will be valued in accordance with procedures established by the Fund’s Board, including the use of outside pricing services. Investment of the Fund’s capital in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

Restricted securities have contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Fund’s ability to dispose of them and may lower the amount the Fund could realize upon their sale. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their common shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, above, or below NAV. NAV will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund.

Risk Connected with Return of Capital Distributions. In some years the Fund has made distributions to shareholders that significantly exceeded the Fund’s earnings and profits. In such event, when the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distributions do not exceed the shareholder’s tax basis in its Fund shares. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to a shareholder. Such a non-taxable return of capital distributions will reduce the shareholder’s tax basis in his or her Fund shares, thereby increasing the shareholder’s potential tax liability on a subsequent sale of his or her shares. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

When the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions also decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Tax Risk. The Fund’s investment program and the tax treatment of the Fund’s distributions may be affected by IRS interpretations of the Code and future changes in U.S. federal tax laws and Treasury Regulations.

Rules governing the U.S. federal income tax aspects of certain derivatives, swap agreements, including credit default swaps and other credit derivatives are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates.

The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain transactions involving derivatives.

The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or the amount of the Fund’s taxable income or gains. In such an event the amount of the Fund’s taxable distributions may either increase or decrease.

In addition, the Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

The Fund may invest in the stock of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). The application of the rules relating to the taxation of investments in PFICs may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to shares and may also affect the amounts that must be distributed to shareholders. Further, in some cases the Fund itself may be subject to tax as a result of investments in PFICs. The amount of distributions that would be taxed to shareholders as ordinary income may be increased substantially as compared to a fund that did not invest in PFICs.

Under the Code certain gains or losses attributable to fluctuations in foreign currency exchange rates generally are treated as ordinary income or ordinary loss that may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

U.S. Government Securities Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

MANAGEMENT OF THE FUND

Board of Directors

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under the Investment Advisory Agreement (as described below), is the responsibility of the Fund’s Board of Directors. For certain information regarding the Directors and Officers of the Fund, see “Management — Directors and Officers” in the SAI.

Investment Adviser and Subadvisers

Adviser

Virtus Investment Advisers, Inc. serves as the Fund’s investment adviser. VIA is located at One Financial Plaza, Hartford, CT 06103, and is an indirect, wholly-owned subsidiary of Virtus, a publicly traded multi-manager asset management business. VIA has been an investment adviser for over 80 years and acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $71.8 billion as of December 31, 2021. VIA is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadvisers and recommending their hiring, termination and replacement.

As compensation for its services to the Fund, VIA receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage). For the fiscal years ended November 30, 2021, 2020 and 2019, the Fund incurred investment advisory fees of $4,221,000, $4,201,000 and $2,777,000, respectively.

Subadvisers

Duff & Phelps Investment Management Co., an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund. DPIM is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606. DPIM acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. DPIM (together with its predecessor) has been in the investment advisory business for more than 70 years. As of December 31, 2021, DPIM had approximately $12.2 billion in assets under management on a discretionary basis.

Virtus Fixed Income Advisers, LLC, an affiliate of VIA and also an indirect, wholly-owned subsidiary of Virtus, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division Newfleet Asset Management ("Newfleet") as subadviser to the fixed income portfolio of the Fund. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. As of May 31, 2022, the Newfleet division of VFIA had approximately $8.9 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

From the investment advisory fees paid to VIA, VIA paid the subadvisory fees to the Subadvisers at the rate of 50% of the net investment management fee based on the average daily Managed Assets managed by the Subadviser. For their services with respect to the Fund for fiscal years ended November 30, 2021, 2020 and 2019, the Subadvisers received fees of $1,625,243, $2,648,445, and $2,152,505, respectively.

The Board of Directors, including a majority of the disinterested Directors, has the responsibility under the 1940 Act to approve the continuance of the Investment Advisory Agreement and the Subadvisory Agreements. A discussion regarding the basis for the approval of this continuance is contained in the Fund’s November 30, 2021 Annual Report to Shareholders.

Portfolio Managers

The Fund is managed by a portfolio manager from each Subadviser who manages the portion of the investment portfolio allocated to that Subadviser by the Adviser. Biographical information regarding each Subadviser’s portfolio manager is set forth below:

DPIM

Connie M. Luecke, CFA

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of DPIM since January 1998. She has been a portfolio manager for the Fund since 2011. Currently, she is Senior Portfolio Manager for the firm’s Global Listed Infrastructure Strategies, and is a Co-Portfolio Manager for the Virtus Duff & Phelps Global Infrastructure Fund and the Chief Investment Officer for the DNP Select Income Fund Inc. She was a Managing Director of DPIM from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries. She is a Chartered Financial Analyst (CFA) charter holder, a member of the CFA Society of Chicago, and a past president of the Utility and Telecommunications Securities Club of Chicago. She has been working in the investment industry since 1983.

Newfleet

David L. Albrycht, CFA

David Albrycht is president and chief investment officer of Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus Investment Partners investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. He holds the Chartered Financial Analyst designation and has been working in the investment industry since 1985.

Mr. Albrycht has been a portfolio manager of the Fund and its predecessor since 2016, Virtus Newfleet Multi-Sector Short Term Bond Fund since 1993, Virtus Newfleet Multi-Sector Intermediate Bond Fund since 1994, Virtus Newfleet Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus Newfleet High Yield Fund since 2011, Virtus Newfleet Core Plus Bond Fund and Virtus Newfleet Low Duration Income Fund since 2012. He also co-manages two variable investment options and is manager of another closed-end fund, Virtus Global Multi-Sector Income Fund (NYSE: VGI). He also is a manager of three exchange-traded funds, AdvisorShares Newfleet Multi-Sector Income ETF (NYSE: MINC), Virtus Newfleet Multi-Sector Bond ETF (NFLT), and Virtus Newfleet High Yield Bond ETF (BLHY), and two offshore funds, the Virtus GF Multi-Sector Short Duration Bond Fund and Virtus GF Multi-Sector Income Fund. He is also responsible for the structuring and management of Newfleet’s CLO platform.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Investment Advisory Agreement

The Investment Advisory Agreement sets forth the services to be provided by and the fees to be paid to each party, as described above. The Investment Advisory Agreement provides that the Investment Adviser’s liability to the Fund and its shareholders is limited to situations involving its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The services of the Investment Adviser to the Fund are not deemed to be exclusive, and the Investment Adviser or any affiliate thereof may provide similar services to other investment companies and other clients or engage in other activities.

The Investment Advisory Agreement obligates the Investment Adviser to provide advisory services and to pay all expenses arising from the performance of its obligations under the Investment Advisory Agreement, as well as the fees of all Directors of the Fund who are employees of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, interest, taxes, brokerage fees and commissions, fees of Directors who are not full-time employees of the Investment Adviser or any of its affiliates, expenses of Board, committee, and shareholders’ meetings (including the cost of printing and mailing proxies), expenses of Investment Adviser personnel attending Board meetings as required, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its underwriter(s) pursuant to an agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Commission, listing its shares on any exchange, and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Board, the Fund shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but shall not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund’s outstanding voting securities, and (ii) by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of either party thereto, or by the affirmative vote of the majority of the outstanding voting securities.

The Fund has agreed that, in the event the Investment Advisory Agreement is terminated or at the request of the Investment Adviser, the Fund will eliminate any and all reference to “Virtus” from its name, and will not thereafter transact business in a name using the word “Virtus” in any form or combination whatsoever, or otherwise use the word “Virtus” as a part of its name. The Fund will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word “Virtus” or any approximation thereof.

Subadvisory Agreement

The Subadvisory Agreements set forth the services to be provided by and the fees to be paid to each Subadviser. Pursuant to the Subadvisory Agreements, DPIM and Newfleet provide investment advice with respect to their relevant portion of the Fund’s assets, as determined by VIA. DPIM manages the equity portion of the Fund’s portfolio and Newfleet manages the fixed income portion of the Fund’s portfolio.

For services provided by the Subadvisers to the Fund under the Subadvisory Agreements, the Investment Adviser pays the Subadvisers at the rate of 50% of the net investment management fee received by the Investment Adviser from the Fund, based on the average daily Managed Assets managed by the Subadviser, payable monthly in arrears.

Each Subadvisory Agreement will remain in effect from year to year if it has been approved annually (i) by the Board of Directors of the Fund, and (ii) by a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party. The Subadvisory Agreement terminates on its assignment by either party, and may be terminated without penalty on not more than 60 days’ prior written notice at the option of the Fund’s Board of Directors, or by the affirmative vote of a majority of the Fund’s outstanding voting securities. In addition, either the Investment Adviser or the Subadviser has the right not to renew the Subadvisory Agreement by giving 60 days’ prior written notice to the other party.

Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus and an affiliate of VIA, serves as administrator to the Fund. As the Fund’s administrator, VFS generally assists in the administration of the Fund’s day to day corporate affairs, subject to the overall authority of the Fund’s Board of Directors

The Fund pays the administrator an asset-based fee of 0.10% per annum calculated on average daily Managed Assets, which is calculated daily and paid monthly. For the fiscal years ended November 30, 2021, 2020 and 2019, the Fund incurred administrative fees (net of any applicable waivers) of $603,000, $600,000 and $331,000, respectively.

Additional Risks Associated with Investment Techniques and Fund Operations

In addition to the Principal Investment Strategies and the risk factors described above, the Fund may engage in additional investment techniques that present additional risks to the Fund. Those additional investment techniques in which the Fund may engage and their risks are indicated below, although other techniques may be utilized from time to time. Many of the additional investment techniques that the Fund may use, as well as other investment techniques that are relied upon to a lesser degree, are more fully described in the SAI.

Asset-Backed Securities Risk. The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CBOs, CLOs and other CDOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with debt securities discussed herein, CBOs, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CBOs, CLOs and CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note. The Fund’s current investment in equity tranches of CLO’s is particularly subject to these risks.

Commercial Mortgage Loan Risk. Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that may be greater than similar risks associated with loans made on the security of single family residential property.

The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expenses or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Foreign Currency Hedging Risk. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts, as well as purchasing put or call options on currencies, in U.S. or foreign markets. Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available.

Short Sales Risk. The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

DISTRIBUTIONS

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.08 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

The Fund had capital loss carryovers in the amount of $6,220,000 as of November 30, 2021. Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2021, the Fund deferred $379,000 of post-October foreign currency and capital losses. The Fund had total 2021 distributions of $45.7 million of which $11.3 million was ordinary income and $34.4 million was deemed return of capital.

Capital loss carryovers will reduce or, possibly, eliminate the Fund’s taxable capital gains in the year(s) to which such losses are carried, but will not reduce the Fund’s current earnings and profits in such year(s). Consequently, a greater portion of the Fund’s dividend distributions in the year(s) to which the Fund carries and applies its capital loss carryovers may be taxable to shareholders as ordinary income dividends than would be the case if the Fund did not have capital loss carryovers. Moreover, to the extent that such ordinary income dividends are paid out of capital gains or other non-dividend income of the Fund, they might not qualify for the 15% preferential tax rate.

The Fund also might make distributions to shareholders that exceed the Fund’s current earnings and profits. In that event, because the Fund does not have positive accumulated earnings and profits, the excess distributions will be a non-taxable return of capital to a shareholder to the extent the distributions do not exceed the shareholder’s tax basis in its Fund shares. A return of capital may occur, for example, when some or all of the money that a shareholder invested in the Fund is paid back to a shareholder. Such a non-taxable return of capital distributions will reduce the shareholder’s tax basis in his or her Fund shares, thereby increasing the shareholder’s potential tax liability on a subsequent sale of his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The amounts and sources of distributions reported in Section 19(a) notices under the 1940 Act are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report distributions for federal income tax purposes.

Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution declared in [________], 2022, and, accordingly, the Fund will not pay a monthly distribution with respect to such Shares until the distribution to be declared and paid in the next month.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Fund at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold shares for the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. Shareholders whose common shares are held in the name of a bank, a broker or nominee should contact the bank, broker or nominee to ensure that their account is properly represented. If necessary, shareholders may have their shares taken out of the name of the broker, bank or nominee and register them in their own name.

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. Participants in the Plan will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Participants in the Plan will not pay any charge to have their distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The Plan Administrator’s fee will be paid by the Fund. However, each participating shareholder will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Fund by calling 1-866-270-7788.

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating such shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change. Once terminated, shareholders may re-enroll in the Plan (provided there are still shares registered in the same name) by contacting the Fund at 1-866-270-7788.

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Fund at 1-866-270-7788 or visit Virtus.com. The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

DESCRIPTION OF COMMON STOCK

The authorized capital stock of the Fund consists of 500,000,000 shares of Common Stock, par value $0.001 per share, of which 48,205,395 shares were outstanding as of June 30, 2022. The Shares when issued will be fully paid and nonassessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or exchange rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after payment of debts and expenses. Shareholders are entitled to one vote per share and each fractional share is entitled to a proportionate fractional vote. All voting rights for directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Fund’s outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE under the symbol “ZTR.”

The Fund has no present intention of offering additional shares beyond this Offer, except that additional shares may be issued under the Automatic Reinvestment and Cash Purchase Plan. See “Automatic Reinvestment and Cash Purchase Plan.” Other offerings of its Common Stock, if made, will require approval of the Fund’s Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in certain circumstances, including in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding shareholders.

The following table provides information about the Common Stock as of June 30, 2022:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Stock	500,000,000 Shares	None	48,205,395 Shares

Repurchase of Shares; Tender Offers

The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount from net asset value, and the Fund may incur debt to refinance share repurchase transactions. Between April 2012 through December 2015, the Fund repurchased 4,230,853 shares at an aggregate cost to the fund of $55.6 million. In addition, pursuant to the 1940 Act, the Fund retains the right to repurchase its shares under other circumstances on a securities exchange or such other open market designated by the Commission (provided that the Fund has informed shareholders within the preceding six months of its intention to repurchase such shares) by a tender offer open to all the Fund’s shareholders, or as otherwise permitted by the Commission. When a repurchase of Fund shares is to be made that is not to be effected on a securities exchange or such an open market or by the making of a tender offer, the 1940 Act provides that certain conditions must be met regarding, among other things, distribution of net income, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner on a basis which does not discriminate unfairly against the other shareholders indirectly through their interest in the Fund. The Fund may incur debt to finance share repurchase transactions (see “Investment Restrictions” in the SAI).

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. The Fund has not repurchased any shares of its Common Stock.

Since the Fund’s inception in 1988, the Board of Directors has maintained a policy pursuant to which the Board of Directors considers the making of tender offers of the Fund during periods when the Fund’s shares are trading at a discount from net asset value. The Board may at any time, however, decide that the Fund should not make tender offers. The net asset value at which shares may be tendered will be established at the close of business on the last day the tender offer is open. Since the Fund’s inception, the Fund made a tender offer for 1,283,635.68 shares of its Common Stock in June 2017, for 1,351,195.45 shares in December 2016, and for 4,768,925.10 shares in May 2016.

Any acquisition of shares by the Fund (whether through a share repurchase or a tender offer) will decrease the total assets of the Fund and therefore have the effect of increasing the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases or tender offers, interest on such borrowings will reduce the Fund’s net investment income. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase or tender offer, such liquidation might be at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective.

Each person tendering shares will pay to the Fund a reasonable service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge will be paid directly by the tendering shareholder and will not be deducted from the proceeds of the purchase. The Fund’s transfer agent will receive the fee as an offset to these costs. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender will be charged against capital. During the pendency of any tender offer, shareholders may ascertain the net asset value of the Fund’s shares by calling a telephone number as provided in any tender offer materials.

Articles of Incorporation Amendment

The Fund’s Articles of Incorporation were amended on June 2, 2010 to provide that if during any fiscal quarter ending on or after June 30, 2010, the Fund’s shares trade, on the principal securities exchange on which they are traded, at an average discount from net asset value of 10% or more (determined on the basis of the discount as of the end of the last trading day in each week during such quarter), the Fund’s Board of Directors, at its next regularly scheduled meeting shall consider potential measures to seek to reduce the discount, and in its sole discretion may determine if it would be appropriate to submit to the Fund’s shareholders a proposal to convert the Fund to an open-end investment company (a “Conversion Proposal”). If such Conversion Proposal was submitted, approval of such Conversion Proposal would require the affirmative vote of a majority of the outstanding shares of the Fund entitled to vote thereon. Under the Fund’s prior Articles of Incorporation, the Fund submitted a mandatory Conversion Proposal to its shareholders in 2000, 2001, 2004, 2008 and 2009 because the Fund’s shares had traded at an average discount from net asset value of 10% or more during the quarter ended March 31, 2000, the quarter ended December 31, 2000, the quarter ended December 31, 2003, the quarter ended December 31, 2008 and the quarter ended June 30, 2009, respectively. The Fund’s shareholders did not approve a Conversion Proposal on any of those occasions.

If the Fund converted to an open-end investment company, its shareholders could require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act) at the next determined net asset value of such shares, less such redemption charges, if any, as might be in effect at the time of redemption, and such redemption payment must be made within seven days. This may require changes in the Fund’s portfolio management because such redemption requests could require the Fund’s liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective. In addition, if the Fund converted to an open-end investment company, its shares would no longer be listed on any stock exchange, and certain of the Fund’s expenses (including transfer agency and shareholder services expenses) would be greater than those that would be incurred by a closed-end investment company.

Special Voting Provisions

The Fund has provisions in its Articles of Incorporation and By-Laws (collectively, the “Charter Documents”) that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of shareholders each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

The maximum number of Directors (twelve) may be increased, or a Director may be removed from office, only by the affirmative vote of the holders of at least 75% of the shares of the Fund entitled to be voted for the election of Directors. In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company (except pursuant to a Conversion Proposal described above), to amend certain of the provisions of the Articles of Incorporation or generally to authorize any of the following transactions:

(i) merger or consolidation or statutory share exchange of the Fund with or into any other corporation;

(ii) a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or

(iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the Fund’s outstanding shares is required. Such 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, can only be changed by a similar 75% vote. Reference is made to the Charter Documents of the Fund, on file with the Commission, for the full text of these provisions. See “Further Information.”

The provisions of the Charter Documents described above and the Fund’s right to repurchase or make a tender offer for shares of its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Repurchase of Shares” and “Tender Offers.”

Indemnification and Limitation on Liability

The Fund’s Articles of Incorporation provide that no director or officer shall have any liability to the Fund or its shareholders for damages, to the fullest extent that limitations on the liability of directors and officers are permitted under Maryland corporate law. Such limitation on liability is intended to apply to any events that may occur at the time a person serves as a director or officer of the Fund, even if such person is not a director or officer at the time of any proceeding in which liability is asserted. However, no provision in the Fund’s Articles of Incorporation that modifies, restricts or eliminates the duties or liabilities of directors or officers in the Articles of Incorporation shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

TAXATION

Federal Taxation of the Fund and its Distributions

The Fund has qualified and elected to be treated, and intends to continue to qualify and be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently intends to distribute all or substantially all its investment company taxable income (all taxable income and net short-term capital gains) and its net capital gain each year, thereby avoiding the imposition on the Fund of federal income and excise taxes on such distributed income and gain. Such distributions from investment company taxable income, whether paid in cash or in shares, will be taxable as ordinary income to shareholders of the Fund who are subject to tax, and the Fund’s capital gain distributions, whether paid in cash or in shares, will be taxable as capital gain to such shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). For non-corporate U.S. shareholders, the Fund’s capital gains distributions and certain of its ordinary income distributions will be taxable at a maximum marginal federal income tax rate of 20%. Shareholders that are not subject to tax on their income generally will not be required to pay tax on amounts distributed to them. Notwithstanding the above, the Fund may decide to retain all or part of any net capital gain for reinvestment. After the end of each taxable year, the Fund will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by the Fund during such year. For a discussion of certain income tax consequences to shareholders of the Fund, see “Taxation” in the SAI.

Federal Income Tax Consequences Relating to the Offer

The following discussion describes certain United States federal income tax consequences of the Offer generally applicable to citizens or residents of the United States and U.S. trusts, estates, corporations and any other person who is generally subject to U.S. federal income tax (“U.S. Shareholders”). This summary is intended to be descriptive only and does not purport to be a complete analysis or listing of all potential tax effects relevant to the ownership of Rights or Common Stock. It assumes that each U.S. Shareholder holds Common Stock as a capital asset. Additionally, this summary does not specifically address the U.S. federal income tax consequences that might be relevant to holders of Rights or Common Stock entitled to special treatment under the U.S. federal income tax laws, such as individual retirement accounts and other tax deferred accounts, financial institutions, life insurance companies and tax-exempt organizations, and does not discuss the effect of state, local and other tax laws. Further, this summary is based on interpretations of existing law as of the date of this Prospectus as contained in the Code, applicable current and proposed Treasury Regulations, judicial decisions and published administrative positions of the Internal Revenue Service, all of which are subject to change either prospectively or retroactively.

U.S. Shareholders who receive Rights pursuant to the Offer should not recognize taxable income for U.S. federal income tax purposes upon their receipt of the Rights. If Rights issued to a U.S. Shareholder expire without being sold or exercised, no basis should be allocated to such Rights, and such Shareholder should not recognize any gain or loss for U.S. federal income tax purposes upon such expiration.

The tax basis of a U.S. Shareholder’s Common Stock should remain unchanged and the shareholder’s basis in the Rights should be zero, unless such U.S. Shareholder affirmatively and irrevocably elects (in a statement attached to such shareholder’s U.S. federal income tax return for the year in which the Rights are received) to allocate the basis in the Common Stock between such Common Stock and the Rights in proportion to their respective fair market values on the date of distribution.

A U.S. Shareholder who exercises Rights should not recognize any gain or loss for U.S. federal income tax purposes upon the exercise. The tax basis of the newly acquired Common Stock should equal the Subscription Price paid for the Common Stock (plus the basis, if any, allocated to the Rights in the manner described in the immediately preceding paragraph). The holding period for Common Stock acquired upon the exercise of Rights should begin on the date of exercise of the Rights. See “Taxation” in the SAI.

Each U.S. Shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state and local tax consequences to such U.S. Shareholder of receiving Rights in this offer.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, serves as the Fund’s custodian. Computershare Trust Company, N.A., P.O. Box 505005, Louisville, KY 40233-5005, serves as the Fund’s dividend paying agent, transfer agent and registrar.

EXPERTS

The financial statements of the Fund for the year ended November 30, 2021 and the financial highlights for the last five years included in this Prospectus, have been so included in reliance on the report of PricewaterhouseCoopers LLP, Philadelphia, Pennsylvania, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

The validity of the Shares under Maryland law will be passed on for the Fund by Miles & Stockbridge, Baltimore, Maryland. Certain other matters may be passed on for the Fund by Sullivan & Worcester LLP, Washington, DC, which serves as counsel to the Fund.

FURTHER INFORMATION

Further information concerning these securities and the Fund may be found in the Registration Statement on file with the Commission, of which this Prospectus and the SAI incorporated by reference herein constitute a part. Financial statements of the Fund for fiscal year ended November 30, 2021 are included in the Fund’s annual report to shareholders for the year, copies of which are on file with and may be inspected at the Commission as indicated below.

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith, is required to file periodic reports, proxy statements and other information with the Commission relating to its business, financial condition and other matters. Such information is available for inspection at the public reference facilities of the Commission at Room 1024, 100 F Street, NE, Washington, DC 20549. Copies of such information are obtainable by mail, upon payment of the Commission’s customary charges, by writing to the Commission’s principal office at 100 F Street, NE, Washington, DC 20549 at prescribed rates. The Commission maintains a website (http://www.sec.gov) that contains periodic reports, proxy statements and other information regarding registrants that file documents electronically with the Commission. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE.

TABLE OF CONTENTS

OF

STATEMENT OF ADDITIONAL INFORMATION

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the Subadvisers. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the Shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of any offer to buy the Shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

Prospectus Summary	4
Financial Highlights	13
The Offer	17
Use of Proceeds	23
The Fund	24
Market Price and Net Asset Value Information	24
Investment Objective and Policies	25
Risk Factors and Special Considerations	29
Management of the Fund	42
Distributions	46
Automatic Reinvestment and Cash Purchase Plan	47
Description of Common Stock	49
Taxation	51
Custodian, Dividend Paying Agent, Transfer Agent and Registrar	52
Experts	52
Legal Matters	52
Further Information	52
Table of Contents of Statement of Additional Information	53

16,500,000 Shares of Common Stock

VIRTUS TOTAL RETURN FUND INC.

Issuable Upon Exercise of

Non-Transferable Rights to

Subscribe for Such

Shares of Common Stock

PROSPECTUS

                , 2022

The information in the Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Subject to Completion, Dated July 28, 2022

PART B

VIRTUS TOTAL RETURN FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Fund’s Prospectus, dated                 , 2022 (the “Prospectus”). This SAI does not include all information that a shareholder should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund’s Information Agent, Georgeson LLC. Banks and Brokers and all other shareholders should call 866-431-2108. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). The address of the Fund is 101 Munson Street, Greenfield, MA 01301, and its telephone number is 866-270-7788. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meanings as provided in the Prospectus. The date of this SAI is                 , 2022.

1

GENERAL INFORMATION AND HISTORY

Virtus Total Return Fund Inc. (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988, and it commenced operations in September 1988. The Fund was known as The Zweig Total Return Fund, Inc. until it was renamed to Virtus Global Dividend and Income Fund Inc. effective September 26, 2016. Subsequently, effective November 18, 2019, the former Virtus Total Return Fund Inc. (ZF) was reorganized into the Fund and the Fund was renamed Virtus Total Return Fund Inc.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is capital appreciation, with current income a secondary objective. The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. VIA monitors the allocation to the Subadvisers on an ongoing basis, and may rebalance the Fund’s assets periodically in its discretion. The equity portion of the Fund invests globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries. The fixed income portion of the Fund is designed to generate high current income and total return through the application of active sector rotation, extensive credit research, and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Virtus Investment Advisers, Inc. (“VIA” or the “Investment Adviser”) is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded company. The Investment Adviser has provided investment advisory services to the Fund since August 2016. Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio; and Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VIA and also an indirect, wholly-owned subsidiary of Virtus, operating through its division Newfleet Asset Management (“Newfleet” and together with DPIM, the “Subadvisers”), is the subadviser of the fixed income portion of the Fund’s portfolio. While the Subadvisers seek to reduce the risks associated with investing in debt and equity securities, such risks cannot be eliminated.. There is no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.

The following describes certain investment strategies in which the Investment Adviser may engage, on behalf of the Fund, each of which may involve certain special risks. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board without the approval of the shareholders.

Asset-Backed Securities and Residential Mortgage-Related Securities

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CDOs are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. The Fund may invest in both “equity” and senior tranches.

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), CMBS, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

2

Below Investment Grade Securities

The Fund may invest, without limit, in preferred securities and debt securities rated below investment grade, such as those rated below Baa by Moody’s or below BBB by S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Subadviser to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Below investment grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Below investment grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Subadviser also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

Commercial Mortgage-Backed Securities

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of Subordinated CMBS take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated CMBS, cross-collateralization and over-collateralization.

3

The Fund may invest in Subordinated CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated CMBS have no governmental guarantee and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated CMBS typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated CMBS typically subject the holder to greater risk than senior CMBS and tend to be rated in a lower rating category and frequently a substantially lower rating category, than the senior CMBS issued in respect of the same mortgage pool. Subordinated CMBS generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

The market for CMBS developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one-to-four family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one-to-four family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Commercial Mortgage Loans

The Fund may invest in commercial mortgage loans, which investments generally will be in the form of loan participations. Commercial mortgage loans are secured by multifamily or other types of commercial property. The Fund may also invest in mezzanine loans that take the form of subordinated loans secured by second mortgages on the underlying real property or loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property.

Commercial mortgage loans are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single family residential property. The ability of a borrower to repay a loan secured by a property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions, property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local real estate values, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, including environmental legislation, terrorism, social unrest and civil disturbances.

In the event of any default under a mortgage loan held directly by the Fund, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have an adverse effect on the Fund’s cash flow from operations and limit amounts available for distribution to shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under state law. Foreclosure of a mortgage loan can be an expensive and lengthy process which could have a substantial negative effect on the Fund’s anticipated return on the foreclosed mortgage loan.

4

Investments in mezzanine loans involve a higher degree of risk than long-term senior mortgage lending secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. In the event of a bankruptcy of the entity providing the pledge of its ownership interests as security, the Fund may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy the Fund’s mezzanine loan. If a borrower defaults on a mezzanine loan or debt senior to the Fund’s loan, or in the event of a borrower bankruptcy, the Fund’s mezzanine loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment. In addition, mezzanine loans may have higher loan-to-value ratios than conventional mortgage loans, resulting in less equity in the real property and increasing the risk of loss of principal.

Commercial mortgage loans are considered to be debt securities for purposes of the Fund’s investment restriction relating to the lending of its funds or assets.

Commercial Paper

Commercial paper is a debt obligation usually issued by corporations (including foreign corporations) and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flow receivables such as credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

Commercial Real Estate Collateralized Debt Obligations

The Fund may invest in commercial real estate CDOs or “CRE CDOs.” A CRE CDO is a trust typically collateralized by a combination of CMBS and REIT unsecured debt. CRE CDOs may also include real estate loans and other asset-backed securities as part of their collateral. CRE CDOs may charge management fees and administrative expenses.

The cash flows from a CRE CDO are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CRE CDO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CRE CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CRE CDO securities as a class. The Fund may invest in both “equity” and senior tranches.

In addition to the normal risks generally associated with real estate markets and the other risks discussed in this prospectus and this Statement of Additional Information, CRE CDOs are subject to the general structural and other risks associated with collateralized debt obligations. The risk of an investment in a CRE CDO and other asset-backed securities depends largely on the class of the CRE CDO in which the Fund invests. Normally, CRE CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CRE CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CRE CDOs allowing for a CRE CDO to qualify for Rule 144A transactions. CRE CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the underlying collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CRE CDO tranches that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

5

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities and synthetic convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. The Fund may invest in convertible securities of any rating. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Debt Securities

The Fund may invest in debt securities. The Fund may also invest in loans and loan participations. The Fund may invest in debt securities of any rating, including below investment grade and unrated debt securities.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

6

Foreign Currency Transactions

The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objectives.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the Adviser or Subadviser has not yet selected specific investments.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on the Adviser or Subadviser’s skill in analyzing currency values. Currency management strategies may substantially change the Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser or Subadviser anticipates. For example, if a currency’s value rose at a time when the Adviser or Subadviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency’s appreciation. If the Adviser or Subadviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the Adviser or Subadviser increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser or Subadviser’s use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

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Foreign Securities

The Fund may invest, without limit, in the securities of foreign issuers. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Adviser or Subadviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The risks of foreign investing may be magnified for investments in developing or emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Futures and Options

The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Purchasing Put and Call Options, Writing Put and Call Options, Over-the-Counter Options, Futures Contracts, Futures Margin Payments and Swap Agreements.

Asset Coverage for Futures and Options Positions. The Fund may enter into certain transactions, including futures and options positions, which can be viewed as constituting a form of borrowing or leveraging transaction by the Fund. To the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets or by entering into offsetting transactions, determined in accordance with procedures adopted by the Directors, equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

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With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to, in the case of a put option, purchase the underlying security or, in the case of a call option, sell the underlying security, in either case for a price equal to the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put or call option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, in the case of a put option, or deliver the underlying security in exchange for the strike price in the case of a call option, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, the Fund will be required to make margin payments to a futures commission merchant (“FCM”) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

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Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-the-Counter Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, over-the-counter options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Composite Stock Price Index. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums. DPIM and Newfleet are not deemed to be a “commodity pool operator” with respect to their services as investment subadvisers to the Fund.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

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There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The lack of liquidity in the secondary market for a contract due to price fluctuation limits could prevent prompt liquidation of unfavorable positions and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

Swap Agreements. Swap agreements can be individually negotiated and structured to address a variety of different types of investments or market factors, including changes in interest rates related to the Fund’s borrowing. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to changes in long or short-term interest rates, equity securities, mortgage securities, corporate borrowing rates, or to address other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, value of underlying reference security or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

The Fund will maintain appropriate liquid assets in a segregated custodial account or otherwise “earmark” liquid assets to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it will segregate or “earmark” assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate or “earmark” assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

The Fund may seek to gain exposure to securities by utilizing total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In a typical total return swap agreement, the Fund will receive the dividend and the price appreciation (or depreciation) of a security, basket of securities or securities index (or portion thereof), from a counterparty in exchange for paying the counterparty an agreed-upon fee. The use of total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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The Fund may enter into credit default swap agreements. A credit default swap is an agreement between two counterparties that allows one counterparty (the “seller”) to be “long” a third party credit risk and the other party (the “buyer”) to be “short” the credit risk. Typically, the seller agrees to make regular fixed payments to the buyer with the same frequency as the underlying reference bond. If a default event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no default event occurs, the Fund will lose its investment and recover nothing. However, if a default event occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

Swaps must meet certain conditions to qualify from exemptions from regulation as futures contracts and to avoid registration under the 1933 Act. Future regulation could change the treatment of swaps under the federal securities or commodities laws.

Investments in Real Estate Securities

The Fund may invest in securities of companies in the real estate industry. Real Estate Equity Securities include, but are not limited to, common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs or REIT-like structures, real estate operating companies and real estate developers. Real Estate Debt Securities include, but are not limited to, CMBS, CRE CDOs and other real estate asset-backed securities and commercial mortgage loan participations. Real Estate Equity Securities and Real Estate Debt Securities are collectively referred to herein as “Real Estate Securities.” Under normal market conditions, the Fund may invest in Real Estate Securities of issuers located or doing business in both developed and emerging market countries. For purposes of the Fund’s investment strategy, a company is a real estate company if at least 50% of its assets, gross revenue, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, but are not limited to, real estate operating companies, REITs and special purpose entities, such as pass-through trusts or other special purpose entities that issue commercial mortgage-back securities and/or execute real estate financings or securitizations.

Other Registered Investment Companies

The Fund may invest, to the extent permitted by the limits of Section 12(d)(1) of the 1940 Act or applicable restrictions under Rule 12d1-4 thereunder, in securities of other open- or closed-end registered investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other registered investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from an offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a shareholder in a registered investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares would therefore be subject to additional expenses to the extent the Fund invests in other registered investment companies. The Adviser or Subadviser will take expenses into account when evaluating the investment merits of an investment in a registered investment company relative to available bond investments. The securities of other registered investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Registered investment companies may have investment policies that differ from those of either Fund. In addition, to the extent the Fund invests in other registered investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser or Subadviser.

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Preferred Securities

The Fund may invest in preferred securities. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Code and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received. Individuals will generally be taxed at a maximum tax rate of 15% on qualified dividend income. Accordingly, any corporate shareholder who otherwise would qualify for the DRD, and any individual shareholder who otherwise would qualify to be taxed at a maximum tax rate of 15% on qualified dividend income, should assume that none of the distributions the shareholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

There are two basic types of preferred securities: traditional preferred securities and hybrid preferred securities. When used in this Statement of Additional Information and the related Prospectus, taxable preferred securities refer generally to hybrid preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income).

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred shareholders usually have no right to vote for corporate directors and their voting rights may be limited to certain extraordinary transactions or events. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting industries in which the respective company operates and by actual and anticipated changes in U.S. federal income tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid Preferred Securities. The hybrid preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, trade and are quoted “flat,” (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits. Within the category of hybrid preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid preferred securities, these debt instruments usually do not offer equity capital treatment.

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Repurchase Agreements

In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the Fund will engage in repurchase agreement transactions only with parties whose creditworthiness has been reviewed and found satisfactory by its Subadviser.

Restricted and Illiquid Securities

The Fund may invest, without limit, in securities that have not been registered under the 1933 Act and are not readily marketable. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Adviser or Subadviser will monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Leverage — Leverage Risks,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

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Short Sales

The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire, or that it owns but does not wish to deliver, in anticipation that the market price of that security will decline. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. All other short sales are commonly referred to as “naked” short sales.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund engages in naked short sales, the Fund’s risk of loss could be as much as the maximum attainable price of the security (which could be limitless) less the price paid by the Fund for the security at the time it was borrowed.

When the Fund sells securities short, to the extent required by applicable law and regulation, the Fund will “cover” the short sale, which generally means that the Fund will segregate any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the securities sold short, reduced by any amount deposited as margin. Alternatively, the Fund may “cover” a short sale by (a) owning the underlying securities, (b) owning securities currently convertible into the underlying securities at an exercise price equal to or less than the current market price of the underlying securities, or (c) owning a purchased call option on the underlying securities with an exercise price equal to or less than the price at which the underlying securities were sold short.

U.S. Government Securities

The Fund may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Stripped government securities are created by separating the income and principal components of a U.S. government security and selling them separately. STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when a Federal Reserve Bank strips the coupon payments and the principal payment from an outstanding U.S. Treasury security. Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

When Issued and Forward Commitment Securities

The Fund may purchase securities on a “when issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

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Securities purchased on a forward commitment or when issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its NAV.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental policies which cannot be changed without the approval of a majority of its outstanding voting securities (as defined under “Investment Objective and Policies” in the Prospectus). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security or other investment from the portfolio. The Fund may not:

(1) With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer. This investment restriction does not apply to investments in U.S. Government Securities.

(2) Purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. This investment restriction does not apply to investments in U.S. Government Securities.

(3) Purchase securities which would cause 25% or more of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one particular industry or group of related industries. This investment restriction does not apply to investments in U.S. Government Securities.

(4) Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or real estate interests or issued by companies which invest in real estate or real estate interests.

(5) Purchase any securities on margin. For purposes of this investment restriction, the following do not constitute margin purchases: (i) effecting short sales, to the extent permitted by (9) below; (ii) making margin deposits in connection with any futures contracts or any options the Fund may purchase, sell or write; or (iii) entering into any currency transactions.

(6) Lend any funds or other assets, except that the Fund may purchase publicly distributed debt obligations (including repurchase agreements) consistent with its investment objective and policies, and the Fund may make loans of portfolio securities if such loans do not cause the aggregate amount of all outstanding securities loans to exceed 33 1/3% of the Fund’s total assets, provided that the loan is collateralized by cash or cash equivalents or U.S. Government Securities in an amount equal, on a daily basis, to the market value of the securities loaned.

(7) Borrow money (through reverse repurchase agreements or otherwise), except (i) for temporary emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets at the time the loan is made; or (ii) in an amount not greater than 33 1/3% of the Fund’s total assets.

(8) Issue senior securities, as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in 7, above. For the purposes of this investment restriction and 7, above, collateral or escrow arrangements with respect to the making of short sales, writing of stock options, purchase of securities on a forward commitment or delayed-delivery basis, and purchase of foreign currency forward contracts and collateral arrangements with respect to margin for futures contracts and foreign currency forward contracts or related options are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts, foreign currency forward contracts or related options are deemed to be the issuance of a senior security.

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(9) Make any short sales of securities, unless at the time the short sale is made and after giving effect thereto, (i) the market value of all securities sold short is 25% or less of the value of the Fund’s total assets, (ii) the market value of such securities sold short which are not listed on a national securities exchange does not exceed 10% of the Fund’s total assets, (iii) the market value of all securities of any one issuer sold short does not exceed 2% of the Fund’s total assets, (iv) short sales are not made of more than 2% of the outstanding securities of one class of any issuer, and (v) the Fund maintains collateral deposits consisting of cash or U.S. Government Securities in a segregated account which, together with collateral deposited with the broker-dealer, are at all times equal to 100% of the current market value of the securities sold short. This investment restriction does not apply to short sales “against the box.” For the purposes of this investment restriction, sales of securities on a when-issued or delayed-delivery basis are not considered to be short sales.

(10) Underwrite securities of other issuers except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any securities held in its own portfolio.

(11) Invest more than 10% of the Fund’s total assets in securities that at the time of purchase are subject to restrictions on disposition under the Securities Act of 1933, as amended.

(12) Purchase or sell commodities or commodity or futures contracts or options on commodity or futures contracts except in compliance with such rules and interpretations of the Commodity Futures Trading Commission which exempt the Fund from regulation as a commodity pool operator.

MANAGEMENT

Information pertaining to the Directors and Officers of the Fund is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund Inc., One Financial Plaza, Hartford, CT 06103.

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INDEPENDENT DIRECTORS

Name, Year of Birth and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held During Past Five Years

Donald C. Burke Year of Birth: 1960 106 Portfolios	Class I Director served since 2020	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Sarah E. Cogan Year of Birth: 1956 110 Portfolios	Class I Director served since 2021	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2018); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

Deborah A DeCotis Year of Birth: 1952 110 Portfolios	Class I Director served since 2021	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (2017 to 2021). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Director, Cadre Holdings Inc. (since 2022); Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.

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F. Ford Drummond Year of Birth: 1962 110 Portfolios	Class II Director served since 2021	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMI Health Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

Sidney E. Harris Year of Birth: 1949 103 Portfolios	Class I Director served since 2020	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

John R. Mallin Year of Birth: 1950 103 Portfolios	Class II Director served since 2020	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

Connie D. McDaniel Year of Birth: 1958 103 Portfolios	Class III Director served since 2020	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

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Philip R. McLoughlin Year of Birth: 1946 113 Portfolios	Chairman Class II Director served since 2014	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios), Virtus Strategy Trust (11 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

Geraldine M. McNamara Year of Birth: 1949 106 Portfolios	Class III Director served since 2020	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).

R. Keith Walton Year of Birth: 1964 110 Portfolios	Class III Director served since 2004	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

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Brian T. Zino Year of Birth: 1952 108 Portfolios	Class III Director served since 2014	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

INTERESTED DIRECTOR

Name, Year of Birth and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships Held During Past Five Years

George R. Aylward* Year of Birth: 1964 115 Portfolios	Class II Director served since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL; Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Investment Adviser and Subadvisers, and various positions with its affiliates.

(1) Each Director currently serves a one to three-year term concurrent with the class of Directors for which he or she serves.

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OFFICERS WHO ARE NOT DIRECTORS

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) and Other Directorships Held During Past 5 Years
Peter Batchelar Year of Birth: 1970	Senior Vice President (since 2017) and Vice President (2016 to 2017).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust; Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund, Virtus Investment Trust and Virtus Strategy Trust; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

W. Patrick Bradley Year of Birth: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2012 to 2013); Chief Financial Officer and Treasurer (since 2010).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund, Virtus Investment Trust, and Virtus Strategy Trust; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.

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Timothy J. Branigan Year of Birth: 1976	Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022), and Assistant Vice President and Assistant Chief Compliance Officer (2020 to 2022).	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022), The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Mutual Fund Family, Virtus Strategy Trust, Virtus Variable Insurance Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, Virtus Dividend, Interest & Premium Strategy Fund, Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund and Virtus Total Return Fund Inc.; Fund Chief Compliance Officer (since 2022), Deputy Fund Chief Compliance Officer (February 2022 to June 2022), and Assistant Chief Compliance Officer (2020 to 2022), ETFis Series Trust I and Virtus ETF Trust II; Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Assistant Vice President and Assistant Chief Compliance Officer (2020 to 2022), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Assistant Vice President and Assistant Chief Compliance Officer (2019 to 2022), Virtus Mutual Fund Family, Virtus Variable Insurance Trust and Virtus Alternative Solutions Trust.

Jennifer Fromm Year of Birth: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2020).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income 2028 Term Fund Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Vice President, Chief Legal Officer and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

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Julia R. Short Year of Birth: 1972	Senior Vice President (since 2018).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund, Virtus Investment Trust, and Virtus Strategy Trust; Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Richard W. Smirl Year of Birth: 1967	Executive Vice President (since 2021).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund, Virtus Investment Trust, Virtus Strategy Trust, Virtus Global Multi-Sector Income Fund, Virtus Mutual Fund Family, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Director Qualifications

Following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Director do not constitute the holding out of any Director as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

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George R. Aylward.   In addition to his positions with the Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, the Fund's subadvisers, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Donald C. Burke.   Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by Virtus affiliates.

Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the former Independent Trustees of the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a director/trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.

Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and The Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a director/trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.

F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also is a past chairman and member of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. Mr. Drummond is also a director/trustee of several open-end and closed-end funds managed by the Adviser’s affiliates.

Sidney E. Harris.   Dr. Sidney Harris has extensive knowledge of best practices in executive management, familiarity with international business practices and expertise in corporate strategy implementation, risk management, technology, asset management compliance and investments. Dr. Harris is Dean Emeritus and, until recently, was a Professor at the J. Mack Robinson College of Business at Georgia State University. He was affiliated with the J. Mack Robinson College of Business from 1997 to 2021, including serving as Professor (1997 to 2014) and Dean (1997 to 2004). Most recently, Dr. Harris was Professor of Computer Information Systems, Management and International Business. Prior to joining Georgia State University, Dr. Harris was Professor (1987 to 1996) and former Dean (1991 to 1996) of the Peter F. Drucker Graduate School of Management at Claremont Graduate University (currently Peter F. Drucker and Masotoshi Ito Graduate School of Management). He served as Independent Trustee of the RidgeWorth Funds Board of Trustees (2004 to 2017) and as Independent Chairman (2007 to 2017). He served as a member of the RidgeWorth Funds Governance and Nominating Committee (2004 to 2017) and Audit Committee (2006 to 2017). Dr. Harris previously served on the Board of Transamerica Investors (1995 to 2005). Dr. Harris previously served as a Director of Total System Services, Inc. (1999 to 2019). He served on the Board of Directors of KIPP Metro Atlanta, served as Chairman of the International University of the Grand-Bassam (“IUGB”) Foundation (2012 to 2017), and serves on the Board of Directors of the IUGB Foundation (since 2012). Dr. Harris also serves as a Trustee of the Mutual Funds Directors Forum (since 2019), and he serves as a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

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John R. Mallin.   Mr. Mallin is a real estate partner and former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and has served as a member of the Georgia State University Robinson College of Business Board of Advisors since 2011. Ms. McDaniel is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/ trustee of several open-end and closed-end funds managed by the Adviser and its affiliates, including serving as the chairman of the board of several such funds.

Geraldine M. McNamara.   Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also a Partner at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.

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Leadership Structure of the Board of Directors

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Directors, including a majority vote of the Independent Directors if required by applicable law.

In addition to five regularly scheduled meetings per year, the Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate.

Mr. McLoughlin serves as Chairman of the Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Directors. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now an Independent Director due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc., and (b) the passage of time.

Because of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Fund’s operations within the context of his detailed understanding of the perspective of the Adviser and the Fund’s other service providers. The Board, therefore, considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Fund’s operations and meaningful representation of the shareholders’ interests.

The Board also believes that having a super-majority of Independent Directors is appropriate and in the best interest of the Fund’s shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Fund, provides the Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Fund. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

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Board’s Role in Risk Oversight

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. The Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. The Fund’s Adviser, Subadvisers, administrator, officers and legal counsel prepare regular reports to the Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.

The Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund and representatives of the Subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

The Board receives regular written reports from the Fund’s Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Fund’s independent auditors in connection with the review of the results of the audit of the Fund’s year-end financial statements.

The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Directors meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Fund. The Board also adopts compliance policies and procedures for the Fund and approves such procedures as appropriate for certain of the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

In connection with its annual review of the Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.

The Board recognizes that it is not possible to eliminate all of the risks applicable to the Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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Committees of the Board

The Board has established a number of standing committees to oversee particular aspects of the Fund’s management. As of the date of this proxy statement, these are:

Audit Committee.   The Board has adopted a written charter for the Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing the Fund’s accounting and auditing policies and practices. The Audit Committee reviews the Fund’s financial reporting procedures, system of internal control, the independent audit process, and the Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Directors, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee’s current members are: Donald C. Burke; Deborah A. DeCotis; John R. Mallin; Connie D. McDaniel, Chairperson; and Brian T. Zino. The Board has determined that each of Brian T. Zino, Donald C. Burke and Connie D. McDaniel possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for the Fund. The Audit Committee held nine meetings during the fiscal year ended November 30, 2021.

Compliance Committee.   The Board has adopted a written charter for the Fund’s Compliance Committee. The Compliance Committee is responsible for overseeing the Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by the Fund’s officers, including the Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees, and its current members are: Geraldine M. McNamara, Chairperson; Sarah E. Cogan; F. Ford Drummond; Sidney E. Harris; and R. Keith Walton. The Compliance Committee held seven meetings during the fiscal year ended November 30, 2021.

Governance and Nominating Committee.   The Board has adopted a written charter for the Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Fund, for nominating individuals to serve as Directors, including as Independent Directors, and annually evaluating the Board and Committees.

The Governance and Nominating Committee considers candidates for directorship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for directorship. The committee considers all relevant qualifications of candidates for directorship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Director. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for directorship in this context.

The Board has adopted a policy for consideration of Director nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Director nominee is submitted. Shareholder nominees for Director will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

The Governance and Nominating Committee is currently composed entirely of Independent Directors; its current members are: Brian T. Zino (Chairperson), Sarah E. Cogan, Sidney E. Harris, Philip R. McLoughlin and R. Keith Walton. The Governance and Nominating Committee held eight meetings during the fiscal year ended November 30, 2021.

Executive Committee.   The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. The Executive Committee is composed entirely of Independent Directors, and its members are: Philip R. McLoughlin, Chairman; Donald C. Burke; Deborah E. DeCotis; Sidney E. Harris; and Brian T. Zino. The Executive Committee held six meetings during the fiscal year ended November 30, 2021.

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Direct Ownership of Securities

The dollar range of the Fund’s securities owned by each Director in the Fund and the aggregate dollar range of securities owned in the Fund complex is set forth below.

Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Fund Ownership in all Funds Overseen by Director in Family of Registered Investment Companies(2)
Donald C. Burke	$10,001 – $50,000	Over $100,000
Sarah E Cogan	$10,001 - $50,000	Over $100,000
Deborah A. DeCotis	$0	Over $100,000
F. Ford Drummond	$1 - $10,000	Over $100,000
Sidney E. Harris	$10,001 – $50,000	Over $100,000
John R. Mallin	$50,001 - $100,000	Over $100,000
Connie D. McDaniel	$10,001 - $50,000	Over $100,000
Philip R. McLoughlin	$50,001 - $100,000	Over $100,000
Geraldine M. McNamara	$1 - $10,000	Over $100,000
R. Keith Walton	$10,001 - $50,000	Over $100,000
Brian T. Zino	$50,001 - $100,000	Over $100,000
George R. Aylward	$50,001 - $100,000	Over $100,000

(1)	The information as to beneficial ownership is based on statements furnished to each fund by its Directors and reflects ownership as of June 24, 2022. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares owned by him or her. The Directors and Officers of the Fund, as a group, beneficially own less than 1% of the outstanding shares of the Fund. Fractional shares are rounded off to the nearest whole share.
(2)	The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Compensation of Independent Directors and Advisory Board Members

The following table provides information regarding the compensation of the Independent Directors and Advisory Board Members for the year ended December 31, 2021. The Interested Director does not receive compensation from the Fund or other funds in the Fund Complex.

Name of Person, Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and Fund Complex(1)
Donald C. Burke – Director	$11,232.43	N/A	N/A	$408,666.67
Sarah E Cogan – Director	$5,740.96	N/A	N/A	$302,500.00
Deborah A. DeCotis – Director	$5,740.96	N/A	N/A	$293,333.33
F. Ford Drummond – Director	$5,740.96	N/A	N/A	$297,916.67
Sidney E. Harris – Director	$11,232.43	N/A	N/A	$316,666.67
John R. Mallin – Director	$11,232.41	N/A	N/A	$316,666.67
Connie D. McDaniel – Director	$11,232.42	N/A	N/A	$356,250.00
Philip R. McLoughlin – Director	$72,074.63	N/A	N/A	$671,916.67
Geraldine M. McNamara – Director	$11,232.43	N/A	N/A	$438,250.00
James M. Oates – Director(2)	$30,660.63	N/A	N/A	$191,041.67
James B. Rogers, Jr. – Director(3)	$5,491.47	N/A	N/A	$15,000.00
R. Keith Walton – Director	$11,232.43	N/A	N/A	$316,666.67
Brian T. Zino – Director	$11,232.43	N/A	N/A	$345,833.33
William R. Moyer – Advisory Board Member(4)	$104,835.82	N/A	N/A	$140,000.00

(1)	The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including the Subadvisers, serves as investment adviser.
(2)	Mr. Oates retired effective 6/30/2021.
(3)	Mr. Rogers' term expired on 5/19/2021.
(4)	Mr. Moyer's term expired as of May 2022.

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Limitation of Directors’ and Officers’ Liability

The Fund’s Articles of Incorporation limit the personal liability of its Officers and Directors to the Fund and its shareholders for money damages to the maximum extent permitted by the Maryland General Corporation Law. Accordingly, a shareholder will be able to recover money damages against a Director or an Officer of the Fund only if he or she is able to prove that (a) the action, or failure to act, by the Director or Officer was the result of active and deliberate dishonesty which was material to the cause of action adjudicated in the proceeding, (b) the Director or Officer actually received an improper benefit or profit in money, property or services (in which case recovery is limited to the actual amount of such improper benefit or profit), or (c) the Director or Officer acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The limitation also does not apply to claims against Directors or Officers arising out of their responsibilities under the federal securities laws. The Fund’s Articles of Incorporation do not limit the right of the Fund or any shareholder to sue for an injunction or any other nonmonetary relief in the event of a breach of a Director’s or Officer’s duty of care or other breach of duty or responsibility.

Code of Ethics

The Fund, the Investment Adviser and the Subadvisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics set forth the terms and conditions upon which personnel subject to the codes may invest in securities, including securities that may be purchased or held by the Fund. These codes contain policies and procedures that, among other things, prohibit personnel from trading on the basis of material nonpublic information, place limitations on personal trading by personnel, impose preclearance on certain types of trading, and impose reporting obligations on such personnel, including requiring initial and annual reports of securities holdings. Copies of the Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (800) SEC-0330. Copies of these Codes of Ethics are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

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Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

During the period of the report, any proxies for the Fund were handled by the Fund’s subadvisers, DPIM and/or Newfleet. Following are summaries of their proxy voting policies.

Duff & Phelps

DPIM has adopted proxy voting policies and procedures (the “Duff & Phelps’ Policy”) in an effort to ensure shares are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. The Duff & Phelps’ Policy allows DPIM to utilize a qualified, non-affiliated third party vendor to assist in the review of proxy proposals and making of voting recommendations on behalf of clients consistent with the Duff & Phelps’ Policy. DPIM may and will vote a proxy contrary to the recommendation of the proxy advisory from when it is determined that it is in the best interest of DPIM’s clients.

DPIM has a Proxy Committee that reviews every company and shareholder proposal submitted for a vote.

DPIM has procedures in place to address conflicts of interest or potential conflicts of interest relating to proxy proposals.

DPIM may choose not to vote proxies in certain situations or for certain accounts, such as when:

•	it deems the cost of voting to exceed any anticipated benefit to client;

•	a proxy is received for a security it no longer manages due to the entire position being sold; or

•	exercising voting rights could restrict the ability of the portfolio manager to freely trade the security.

DPIM may also not be able to vote proxies for any client account that participates in securities lending programs or UMA/MDP.

A complete copy of DPIM’s current Proxy Voting Policies, Procedures and Guidelines may be obtained by sending a written request to Duff & Phelps Investment Management Co., Attn: Compliance, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606.

Newfleet division of VFIA

Although the nature of VFIA’s portfolios is such that ballots are rarely required, VFIA has adopted pre-determined proxy voting guidelines (the “Guidelines”) to make every effort to ensure the manner in which shares are voted is in the best interest of its clients and the value of the investment. Under the Guidelines, VFIA sometimes delegates to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations on behalf of VFIA. VFIA may also vote a proxy contrary to the Guidelines if it determines that such action in the best interest of its clients, including the Fund.

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A complete copy of VFIA’s current Proxy Voting Policies & Procedures is available by sending a written request to VFIA Asset Management, LLC, Attn: Compliance Department, One Financial Plaza, Hartford, CT 06103. Email requests may be sent to: james.sena@virtus.com.

INVESTMENT ADVISER AND SUBADVISERS

Virtus Investment Advisers, Inc. serves as the Fund’s investment adviser. VIA is located at One Financial Plaza, Hartford, CT 06103, and is an indirect, wholly-owned subsidiary of Virtus, a publicly traded multi-manager asset management business. VIA has been an investment adviser for over 80 years and acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients, with assets under management of approximately $71.8 billion as of December 31, 2021. VIA is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadvisers and recommending their hiring, termination and replacement.

As compensation for its services to the Fund, VIA receives a fee at an annual rate of 0.70% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage). For the fiscal years ended November 30, 2021, 2020 and 2019, the Fund incurred investment advisory fees of $4,221,000, $4,201,000 and $2,777,000, respectively.

Duff & Phelps Investment Management Co., an affiliate of VIA and an indirect, wholly-owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund. DPIM is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606. DPIM acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. DPIM (together with its predecessor) has been in the investment advisory business for more than 70 years. As of December 31, 2021, DPIM had approximately $12.2 billion in assets under management on a discretionary basis.

Virtus Fixed Income Advisers, LLC, an affiliate of VIA and also an indirect, wholly-owned subsidiary of Virtus, is located at One Financial Plaza, Hartford, CT 06103. VFIA operates through its division, Newfleet Asset Management (‘Newfleet’) as subadviser to the fixed income portfolio of the Fund. As of May 31, 2022, the three advisers that merged into VFIA on July 1, 2022 had approximately $37.1 billion in aggregate assets under management.

The Newfleet division of VFIA acts as subadviser to mutual funds and as adviser to institutions and individuals. As of May 31, 2022, the Newfleet division of VFIA had approximately $8.9 billion in assets under management. Newfleet Asset Management, LLC, which merged with and into VFIA on July 1, 2022, and the former portfolio management team of which now operates as the Newfleet division of VFIA, had been an investment adviser since 1989.

From the investment advisory fees paid to VIA, VIA paid the subadvisory fees to the Subadvisers at the rate of 50% of the net investment management fee based on the average daily Managed Assets managed by the Subadviser. For their services with respect to the Fund for fiscal years ended November 30, 2021, 2020 and 2019, the Subadvisers received fees of $1,625,243, $2,648,445, and $2,152,505, respectively.

PORTFOLIO MANAGERS

Portfolio Managers

The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following table provides information as of November 30, 2021, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Virtus Fund complex or other similar accounts.

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Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	15	9,217	1	92
	Other Pooled Investment Vehicles:	2	112	None	None
	Other Accounts:	None	None	None	None
Connie M. Luecke	Registered Investment Companies:	2	4,343	None	None
	Other Pooled Investment Vehicles:	2	217	None	None
	Other Accounts:	None	None	None	None

For the most recently completed fiscal year ended November 30, 2021, beneficial ownership of shares of the Fund by Mr. Albrycht and Ms. Luecke, are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Connie M. Luecke	$50,001 - $100,000

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

Portfolio Manager Compensation Structure and Method

Virtus, along with its affiliated investment management firms, including DPIM and Newfleet (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of the compensation structure:

•	Base Salary: Each individual is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus: Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus restricted stock units or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the investment professional.

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•	Other Benefits: Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio managers compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Investment Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

EXPENSES

For the fiscal years ended November 30, 2021, 2020 and 2019, the Fund’s net expenses (including interest expense) amounted to $7,657,000, $8,912,000 and $ 7,269,000, respectively.

Expenses of the Offer will be charged to capital. The Fund’s annual expense ratio was 1.73%, 2.05% and 2.99% of the Fund’s average net assets for the fiscal years ended November 30, 2021, 2020 and 2019, respectively.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board and VIA, the Subadvisers are responsible for decisions to buy and sell securities for the portions of the Fund’s assets under their respective management and negotiation of their brokerage commission rates. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund’s Directors and/or officers are affiliated. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

In selecting a broker to execute each particular transaction, the Subadvisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. As such, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

As permitted by Section 28(e) of the Exchange Act, and subject to such policies and procedures as the Directors may determine, the Subadvisers may cause the Fund to pay a broker or dealer that provides brokerage and research services to a Subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers or dealers would have charged for the transaction if the Subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Subadviser’s overall responsibilities to the Fund and its other clients. A Subadviser may give consideration to research, statistical and other services furnished by broker-dealers to the Subadviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to those brokers a higher brokerage commission or spread than may be charged by other brokers.

The investment management fee paid by the Adviser to a Subadviser is not reduced as a consequence of the Subadviser’s receipt of research and investment information provided by executing brokers; however, the Subadviser may, through the use of the research, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff. The research received may be useful and of value to a Subadviser in serving both the Fund and other clients of the Subadviser; accordingly, not all of the research provided by brokers through which the Fund effects securities transactions may be used by a Subadviser in connection with the Fund.

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The Subadvisers may also select brokers to execute portfolio transactions. In the over-the-counter market, the Fund will generally deal with responsible primary market makers unless a more favorable execution can otherwise be obtained through brokers.

The Fund may not buy securities from, or sell securities to, an affiliate acting as principal. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which affiliates are participants.

The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended 2019, 2020 and 2021 was $283,530, $153,997, and $83,803, respectively.

Portfolio Turnover

The Fund’s portfolio turnover rates for the fiscal years ended November 30, 2021, 2020 and 2019 were 44%, 46% and 110%, respectively. Portfolio turnover in the fiscal year ended November 30, 2019 was higher due to repositioning of the portfolio related to the reorganization of the former Virtus Total Return Fund Inc. (ZF) into the Fund on November 18, 2019. Portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund’s investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover (over 100%) involves greater brokerage commission expense, which must be borne by the Fund and its shareholders. A high rate of portfolio turnover may also result in the realization of capital gains, and to the extent that portfolio turnover results in the realization of net short-term capital gains, such gains, when distributed, would be taxed to shareholders at ordinary income tax rates.

NET ASSET VALUE

The Fund will determine its NAV daily, as of the close of trading on the NYSE (currently 4:00 p.m., Eastern Time). NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding preferred shares issued by the Fund, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the Fund’s NAV, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the closing bid price on such day, while short sales would be valued at the closing ask price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

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Readily marketable securities traded in the over the counter market, including listed securities whose primary market is believed by the Adviser to be over the counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid price as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Board may deem appropriate to reflect their fair market value. However, certain fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. Certain fixed income obligations having remaining maturities greater than 60 days, for which there are no readily available market quotations or sales information (including, but not limited to, CLOs, CMBS, CRE CDOs and other real estate asset-backed securities and commercial loan participations), are valued by independent pricing services or assigned a value based on a daily quote obtained from a broker/dealer. The pricing methodologies used by such independent pricing services and broker/dealers are reviewed and approved by the Fund’s Board. The prices provided by independent pricing services and broker/dealers take into account institutional size trading in similar groups of securities, relevant market factors and any developments related to specific securities. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using the quotations the Board believes reflect most closely the value of such securities.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.

When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the Fund may use a security’s fair value, as determined pursuant to procedures adopted by the Fund’s Board. Additionally, if the Adviser believes that the price of a security obtained under the valuation procedures discussed above does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value. The use of fair value pricing by the Fund may cause its NAV to differ from the NAV that would be calculated using closing market prices.

The outstanding shares of Common Stock are, and the Shares will be, listed on the New York Stock Exchange, Inc. The Fund’s Shares of Common Stock have traded in the market above, at and below net asset value since the commencement of the Fund’s operations in September 1988. The Fund’s Officers cannot predict whether the Fund’s Common Stock will trade in the future at a premium or a discount to net asset value, and if so, the level of such premium or discount.

TAXATION

The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares of the Fund. The summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

General

The Fund has elected to be treated, has qualified and intends to continue to qualify for each taxable year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

If the Fund complies with such requirements, then in any taxable year for which the Fund distributes, in accordance with the Code’s timing requirements, ordinary income dividends of at least 90% of its net investment income, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including capital gains, that is distributed to shareholders in accordance with the Code’s requirements. However, if the Fund retains any net investment income or net capital gain, it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on capital gains, (i) will be required to include in income for federal income tax purposes, as capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 79% of the amount of undistributed net capital gain included in the shareholder’s gross income.

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In order to avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98.2% of the excess of its capital gains over its capital losses (for the one-year period ending October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund did not pay federal income tax. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and its net capital gain, but reserves the right to retain and designate as described in the above paragraph, its net capital gain.

The Fund’s investments, if any, in securities issued at a discount or providing for deferred interest payments or payments of interest in kind will generally cause the Fund to realize income prior to the receipt of cash payments with respect to these securities. Mark to market rules applicable to certain options and futures contracts may also require that net gains be recognized without a concurrent receipt of cash. In order to obtain cash to distribute its income or gains, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Taxable U.S. Shareholders — Distributions

For U.S. federal income tax purposes, distributions by the Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax.

Distributions from the Fund’s investment company taxable income will be taxable as ordinary income, and generally cannot be offset by capital losses. For non-corporate shareholders, certain of the Fund’s ordinary income distributions received (or deemed received) may qualify for the 20% federal income tax rate applicable to “qualified dividend income.” For corporate shareholders, certain of the Fund’s ordinary income distributions may qualify for the dividends received deduction. (However, the entire dividend, including the deducted amount, is includable in determining a corporate shareholder’s alternative minimum taxable income.) So long as the Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, capital gain dividends if properly designated as such in a written notice to shareholders mailed not later than 60 days after the Fund’s taxable year closes, will be taxed to shareholders as capital gain which, as to non-corporate shareholders, will be taxable at a maximum marginal federal income tax rate of 20%, regardless of how long the shareholder has held his or her Fund shares. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Distributions, if any, that are in excess of the Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s tax basis in his or her shares and, after such basis is reduced to zero, will constitute capital gains to a shareholder who holds his or her shares as capital assets.

All distributions, whether received in shares or in cash, as well as sales and exchanges of Fund shares, must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, dividends declared by the Fund in October, November or December and paid during January of the following year are treated as if they were paid by the Fund and received by such shareholders on December 31 of the year declared. In addition, certain other distributions made after the close of a taxable year may be “spilled back” and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

The Fund will send written notices to shareholders regarding the amount and federal income tax status of all distributions made during each calendar year.

With respect to distributions paid in cash or, for shareholders participating in the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), reinvested in shares purchased in the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. With respect to distributions issued in shares of the Fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date.

38

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares and may also reduce their market value. Should a distribution reduce the net asset value or market value below a shareholder’s cost basis, such distribution (to the extent paid from the Fund’s current or accumulated earnings and profits) would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. Since the market price of shares purchased at that time may include the amount of any forthcoming distribution, investors purchasing shares just prior to a distribution will in effect receive a return of a portion of their investment in the form of a distribution which nevertheless will be taxable to them.

Taxable U.S. Shareholders — Sale of Shares

When a shareholder’s shares are sold, exchanged or otherwise disposed of, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. Assuming the shareholder holds the shares as a capital asset at the time of such sale or other disposition, such gain or loss should be capital gain or loss which will be long-term if the shares were held for more than one year, and short-term if the shares are held for one year or less. However, any loss realized on the sale, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividend received by the selling shareholder with respect to such shares. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a distribution reinvestment in shares of the Fund under the Plan. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

The Fund will be required to report to the Internal Revenue Service all distributions, as well as gross proceeds from the sale or exchange of Fund shares with respect to which the Fund is a payor (such as pursuant to a tender offer), except in the case of certain exempt recipients, i.e., corporations and certain other investors to which distributions are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 24% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and with certain required certifications or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failing to report interest or dividend income. The Fund may refuse to accept any subscription that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld would be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Non-U.S. Shareholders

Dividends paid to a shareholder who is not a U.S. person (i.e., a nonresident alien individual, or a foreign corporation, foreign partnership, foreign trust or foreign estate) ordinarily are subject to U.S. withholding tax at the rate of 30% (or a lower rate provided by an applicable tax treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends are subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations and, in the case of a shareholder that is a foreign corporation, may be subject to U.S. “branch profit tax.” Capital gain distributions, including amounts retained by the Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the U.S. or, in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. “Short-term capital gain dividends” and “interest-related dividends” generally will be exempt from 30% withholding. “Short-term capital gain dividends” generally are limited to the excess (if any) of the Fund’s net short-term capital gains over its net long-term capital losses, and “interest-related dividends” generally are limited to the Fund’s income (less expenses) from interest paid by U.S. issuers and interest paid on deposits with U.S. banks.

39

Any gain realized by a shareholder who is not a U.S. person upon a sale or other disposition of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, if the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. persons who fail to furnish the Fund with an IRS Form W-8BEN or an acceptable substitute Form W-8BEN may be subject to backup withholding at the rate of 24% on capital gain dividends and the proceeds of certain sales of their shares with respect to which the Fund is a payor (such as pursuant to a tender offer).

Investors who are not U.S. persons should consult their tax advisors about the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund and rights in this Offer.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, serves as the independent registered public accounting firm for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund’s independent registered public accounting firm also reviews certain filings of the Fund with the Commission.

PRINCIPAL SHAREHOLDERS

There are no persons known to the Fund to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. Except for the following, there is no person known to the Fund to hold beneficially 5% or more of the outstanding shares of the Fund. As of _____, 2022, there were _______ outstanding shares of the Fund.

Name and Address of Record Owner	Amount of Record Ownership	Percent of Class

FINANCIAL STATEMENTS

The audited financial statements and the notes thereto, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended November 30, 2021. The Fund will furnish, without charge, a copy of the foregoing documents upon written request to the Fund’s Administrator, Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103.

40

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

In Part A:

Financial Highlights for fiscal years ended December 31, 2011, 2012, 2013, 2014 and November 30, 2015, 2016, 2017, 2018, 2019, 2020 and 2021.

In Part B:

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed February 7, 2022 (File No. 811-05620):

Report of independent registered public accounting firm

Schedule of Investments at November 30, 2021

Statement of Assets and Liabilities at November 30, 2021

Statement of Operations for the fiscal year ended November 30, 2021

Statement of Changes in Net Assets for the fiscal years ended November 30, 2021 and 2020

Statement of Cash Flows for the fiscal year ended November 30, 2021

Financial Highlights — Selected Per Share Data and Ratios

Notes to Financial Statements

(2) Exhibits

(a)(1)	Amended and Restated Articles of Incorporation. (Incorporated by reference to Exhibit (1) of the Registrant’s Amendment No. 2 to the Registrant’s Registration Statement (Filed on September 22, 1988, Securities Act File No. 33-23252; Investment Company Act File No. 811-5620))

(a)(2)	Articles Supplementary. (Incorporated by reference to Exhibit 99.A.2 of the Registrant’s Amendment No. 1 to the Registrant’s Form N-2 (Filed on March 28, 2007, Securities Act File No. 333-139605; Investment Company Act File No. 811-05620))

(a)(3)	Amendment to Articles of Incorporation. (Incorporated by reference to Exhibit 99.77Q1 of the Registrant’s N-SAR-A for the period ending June 30, 2010 (Filed on August 25, 2010, File No. 811-05620))

(a)(4)	Amendment to Articles of Incorporation dated June 26, 2012. (Incorporated by reference to Exhibit 1(d). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(a)(5)	Amendment to Articles of Incorporation dated June 27, 2012. (Incorporated by reference to Exhibit 1(e). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(a)(6)	Amendment to Articles of Incorporation dated September 16, 2016. (Incorporated by reference to Exhibit 1(d). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(a)(7)	Amendment to Articles of Incorporation dated November 8, 2019. (Incorporated by reference to Exhibit (2)(a)(7) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

(b)	Amended and Restated By-Laws. (Incorporated by reference to Exhibit 99.77Q1 to the Registrant’s N-SAR-B for the period ending December 31, 2008 (Filed on February 25, 2009; File No. 811-05620))

(c)	Not applicable.

(d)(1)	Form of Subscription Certificate.*

(e)	Automatic Reinvestment and Cash Purchase Plan. (Incorporated by reference to Exhibit (2)(e) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

(f)	Not applicable.

(g)(1)	Investment Advisory Agreement between Registrant and Virtus Investment Advisers, Inc. (“VIA”), dated November 18, 2016. (Incorporated by reference to Exhibit 6(a). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(g)(2)	Subadvisory Agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) dated November 18, 2016. (Incorporated by reference to Exhibit 6(c). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(g)(3)	Subadvisory Agreement between VIA and Duff & Phelps Investment Management Co. (“DPIM”) dated November 18, 2019. (Incorporated by reference to Exhibit (2)(g)(3) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

(h)	Not applicable.

(i)	Not applicable.

(j)(1)	Custody Agreement between Duff & Phelps Energy MLP Total Return Fund Inc. and The Bank of New York Mellon, dated May 7, 2014. (Incorporated by reference to Exhibit 9(a). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(j)(2)	Joinder Agreement and Amendment to Custody Agreement. (Incorporated by reference to Exhibit 9(b). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(j)(3)	Amendment to Custody Agreement dated December 1, 2020.*

(j)(4)	Joinder Agreement and Amendment to Custody Agreement dated May 7, 2021.*

(j)(5)	Joinder Agreement and Amendment to Custody Agreement dated April 11, 2022.*

(j)(6)	Foreign Custody Manager Agreement between Virtus Alternative Solutions Trust (“VAST”) and The Bank of New York Mellon filed via EDGAR (as Exhibit g.2) with Pre-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on April 4, 2014, and incorporated herein by reference.

(j)(7)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of August 19, 2014, filed via EDGAR (as Exhibit g.2.a) with Post-Effective Amendment No. 4 to VAST’s Registration Statement (File No. 333-191940) on September 8, 2014, and incorporated herein by reference.

(j)(8)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of May 19, 2015, filed via EDGAR (as Exhibit g.2.b) with Post-Effective Amendment No. 16 to VAST’s Registration Statement (File No. 333-191940) on May 29, 2015, and incorporated herein by reference.

(j)(9)	Amendment to Foreign Custody Manager Agreement between VAST and The Bank of New York Mellon dated as of September 1, 2015, filed via EDGAR (as Exhibit g.2.c) with Post-Effective Amendment No. 24 to VAST’s Registration Statement (File No. 333-191940) on February 26, 2016, and incorporated herein by reference.

(j)(10)	Joinder Agreement and Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, Virtus Asset Trust (“VAT”), Virtus Retirement Trust (“VRT”), Virtus Variable Insurance Trust (“VVIT”), Virtus Global Multi-Sector Income Fund (“VGI”) and Virtus Total Return Fund Inc. (“ZTR”) (VGI and ZTR collectively, the “Closed-End Funds”) and The Bank of New York Mellon dated as of December 1, 2018, filed via EDGAR (as Exhibit 9(j)) to Virtus Equity Trust’s Form N-14 (File No. 333-228766) on December 12, 2018, and incorporated herein by reference.

(j)(11)	Form of Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds and The Bank of New York Mellon dated as of March 8, 2019, filed via EDGAR (as Exhibit g.2.e) with Post-Effective Amendment No. 82 to VVIT’s Registration Statement (File No. 033-05033) on April 22, 2019, and incorporated herein by reference.

(j)(12)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds and The Bank of New York Mellon dated as of May 22, 2019, filed via EDGAR (as Exhibit g.2.f) with Post-Effective Amendment No. 123 to VET’s Registration Statement (File No. 002-16590) on June 12, 2019, and incorporated herein by reference.

(j)(13)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds and The Bank of New York Mellon dated September 1, 2019, filed via EDGAR (as Exhibit g.2.g) with Post-Effective Amendment No. 105 to VOT’s Registration Statement of Virtus Opportunities Trust (“VOT”) (File No. 033-65137) on September 30, 2019, and incorporated herein by reference.

(j)(14)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds and The Bank of New York Mellon dated November 18, 2019, filed via EDGAR (as Exhibit g.2.h) with Post-Effective Amendment No. 109 to VOT’s Registration Statement (File No. 033-65137) on January 22, 2020, and incorporated herein by reference.

(j)(15)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds, VATS Offshore Fund, Ltd. (“VATS”), and The Bank of New York Mellon dated as of August 27, 2020, filed via EDGAR (as Exhibit g.2.i) with Post-Effective Amendment No. 135 to VET’s Registration Statement (File No. 002-16590) on October 19, 2020, and incorporated herein by reference.

(j)(16)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds, VATS and The Bank of New York Mellon dated as of November 13, 2020, filed via EDGAR (as Exhibit g.2.l) with Post-Effective Amendment No. 136 to VET’s Registration Statement (File No. 002-16590) on December 7, 2020, and incorporated herein by reference.

(j)(17)	Amendment and Joinder to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, Closed-End Funds, VATS, Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ II”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” and together with AIO, CBH, NCV, NCZ II, ACV, and NIE, “VCEFII”) and The Bank of New York Mellon dated as of May 7, 2021, filed via EDGAR (as Exhibit g.2.k) with Post-Effective Amendment No. 121 to VOT’s Registration Statement (File No. 033-65137) on September 27, 2021, and incorporated herein by reference.

(j)(18)	Amendment to Foreign Custody Manager Agreement between VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VATS, VCEFII and The Bank of New York Mellon dated as of July 26, 2021, filed via EDGAR (as Exhibit 9(bb)) to VOT’s Form N-14 (File No. 333-261341) on November 24, 2021, and incorporated herein by reference.

(j)(19)	Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VCEFII and The Bank of New York Mellon dated as of February 12, 2022, filed via EDGAR (as Exhibit g.2.m) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

(j)(20)	Amendment and Joinder to Foreign Custody Manager Agreement between TMF, TMFVL, VEOT, VAST, Virtus Mutual Funds, VAT, VRT, VVIT, VATS, Investment Trust, VST, Closed-End Funds, VATS, VCEFII, Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund, and The Bank of New York Mellon dated as of April 4, 2022, filed via EDGAR (as Exhibit g.2.n) with Post-Effective Amendment No. 126 to VOT’s Registration Statement (File No. 333-65137) on April 5, 2022, and incorporated herein by reference.

(k)(1)	Amended and Restated Administration Agreement between Registrant and Virtus Fund Services, LLC, dated September 7, 2016. (Incorporated by reference to Exhibit 13(a). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(2)	Transfer Agent and Service Agreement between Registrant and Computershare Trust Company NA, dated June 1, 2010. (Incorporated by reference to Exhibit 13(b). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(3)	Sub-Administration Services Agreement, dated December 9, 2011. (Incorporated by reference to Exhibit 13(c). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(4)	Amendment to Sub-Administration Services Agreement, dated September 7, 2016. (Incorporated by reference to Exhibit 13(d). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(5)	Amendment to Sub-Administration Services Agreement, dated December 2, 2016. (Incorporated by reference to Exhibit 13(e). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(6)	Notice of Assignment of Sub-Administration Services Agreement, dated May 11, 2017. (Incorporated by reference to Exhibit 13(f). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(7)	Amendment to Sub-Administration Services Agreement, dated June 16, 2017. (Incorporated by reference to Exhibit 13(g). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(8)	Amendment to Sub-Administration Services Agreement, dated September 21, 2017. (Incorporated by reference to Exhibit 13(h). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(9)	Amendment to Sub-Administration Services Agreement dated November 19, 2019.*

(k)(10)	Amendment to Sub-Administration Services Agreement dated December 1, 2020.*

(k)(11)	Accounting Services Agreement, dated December 9, 2011. (Incorporated by reference to Exhibit 13(i). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(12)	Joinder Agreement to Accounting Services Agreement, dated September 7, 2016. (Incorporated by reference to Exhibit 13(j). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(13)	Joinder Agreement to Accounting Services Agreement, dated December 2, 2016. (Incorporated by reference to Exhibit 13(k). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(14)	Amendment to Accounting Services Agreement, dated June 16, 2017. (Incorporated by reference to Exhibit 13(l). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(15)	Notice of Assignment of Accounting Services Agreement, dated June 16, 2017. (Incorporated by reference to Exhibit 13(m). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(16)	Amendment to Accounting Services Agreement, dated September 21, 2017. (Incorporated by reference to Exhibit 13(n). to Form N-14 8C of the Registrant, filed on July 2, 2019 (File No. 333-232525))

(k)(17)	Amendment to Accounting Services Agreement dated November 19, 2019.*

(k)(18)	Amendment to Accounting Services Agreement dated December 1, 2020.*

(k)(19)	Form of Subscription Agent Agreement between the Registrant and Computershare Trust Company, N.A.*

(k)(20)	Form of Information Agent Agreement between the Registrant and Georgeson LLC.*

(l)	Opinion and Consent of Miles & Stockbridge.*

(m)	Not applicable.

(n)	Consent of independent auditor.*

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant. (Incorporated by reference to Exhibit (2)(r)(1) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

(r)(2)	Code of Ethics of Investment Advisers, applicable to VIA, DPIM and Newfleet. (Incorporated by reference to Exhibit (2)(r)(2) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

(s)	Calculation of Filing Fee Tables.*

(t)	Powers of Attorney for Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton and Brian T. Zino. (Incorporated by reference to Exhibit (2)(t) of the Registrant’s Form N-2 (Filed on March 2, 2022, Securities Act File No. 333-263245; Investment Company Act File No. 811-05620)).

*	Filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration Statement:

CATEGORY	ESTIMATED EXPENSES*
Legal Fees	$300,000
Transfer Agent / Subscription Agent	$129,000
Printing and Postage Fees	$165,000
Securities and Exchange Commission Registration Fees	$15,000
Listing Fees	$56,000
Information Agent	$55,000
Audit Fees	$5,000

*	This information may be subject to future contingencies.

Item 28.	Persons Controlled by or Under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities as of June 23, 2022

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	5,732

Item 30.	Indemnification

Under Article VII of the Registrant’s Articles of Incorporation and Article V, Section 1, of the Registrant’s By-Laws, any past or present director or officer of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(h) or 17(i) of the Investment Company Act of 1940, as amended. Each Independent Director has entered into an indemnification agreement with the Fund against expenses and costs incurred by him or her in connection with any claims, actions, suits or proceedings by reason of such person’s status as a Director of the Fund, to the fullest extent permitted by applicable law and the Articles of Incorporation and By-Laws of the Fund, subject to the terms and conditions of such agreement.

As permitted by Section 2-418(k) of the Maryland General Corporation Law, Article V, Section 6, of the Registrant’s By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, against any liability asserted against and incurred by him or her in any such capacity, or arising out of his or her status as such, provided that, pursuant to the By-Laws no insurance may be obtained by the Registrant for liabilities against which it would not have the power to indemnify him or her under the Article of the By-Laws regarding indemnification or applicable law.

Item 31.	Business and Other Connections of Investment Adviser and Subadvisers

Neither the Fund’s investment adviser and subadvisers, nor any of their directors or executive officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for the firm’s or his or her own account or in the capacity of director, officer, employee, partner or trustee, except as indicated in this Registration Statement.

Item 32.	Location of Accounts and Records

Corporate records of the Registrant and records relating to the function of Virtus Investment Advisers, Inc. as Investment Adviser to the Registrant:

Virtus Investment Advisers, Inc.

One Financial Plaza

Hartford, CT 06103

Records relating to its function as Subadviser to the Registrant:

Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management

One Financial Plaza

Hartford, CT 06103

Records relating to its function as Subadviser to the Registrant:

Duff & Phelps Investment Management Co.

200 S. Wacker Drive, Suite 500

Chicago, IL 60606

Records relating to its function as Administrator to the Registrant:

Virtus Fund Services, LLC

One Financial Plaza

Hartford, CT 06103

Records relating to its function as the Registrant’s Transfer Agent:

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233

Records relating to its function as Custodian of the Registrant:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value per share increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) Not applicable.

(6) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7) Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and State of Connecticut on the 28th day of July, 2022.

VIRTUS TOTAL RETURN FUND INC.

By:	/s/ George R. Aylward
George R. Aylward President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ George R. Aylward George R. Aylward	President (Principal Executive Officer) and Director	July 28, 2022

/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	July 28, 2022

	Director	July 28, 2022
Donald C. Burke*

	Director	July 28, 2022
Sarah E Cogan*

	Director	July 28, 2022
Deborah A. DeCotis*

	Director	July 28, 2022
F. Ford Drummond*

	Director	July 28, 2022
Sidney E. Harris*

	Director	July 28, 2022
John R. Mallin*

	Director	July 28, 2022
Connie D. McDaniel*

	Director	July 28, 2022
Philip R. McLoughlin*

	Director	July 28, 2022
Geraldine M. McNamara*

	Director	July 28, 2022
R. Keith Walton*

	Director	July 28, 2022
Brian T. Zino*

* By:	/s/ George R. Aylward
George R. Aylward
Attorney-in-fact, pursuant to powers of attorney.

EXHIBIT INDEX

(d)(1)	Form of Subscription Certificate

(j)(3)	Amendment to Custody Agreement dated December 1, 2020

(j)(4)	Joinder Agreement and Amendment to Custody Agreement dated May 7, 2021

(j)(5)	Joinder Agreement and Amendment to Custody Agreement dated April 11, 2022

(k)(9)	Amendment to Sub-Administration Services Agreement dated November 19, 2019

(k)(10)	Amendment to Sub-Administration Services Agreement dated December 1, 2020

(k)(17)	Amendment to Accounting Services Agreement dated November 19, 2019

(k)(18)	Amendment to Accounting Services Agreement dated December 1, 2020

(k)(19)	Form of Subscription Agent Agreement between the Registrant and Computershare Trust Company, N.A.

(k)(20)	Form of Information Agent Agreement between the Registrant and Georgeson LLC

(l)	Opinion and Consent of Miles & Stockbridge

(n)	Consent of independent auditor

(s)	Calculation of Filing Fee Tables.